UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FG Nexus Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 17, 2025

October 31, 2025

To Our Stockholders:

You are cordially invited to attend our 2025 Annual Stockholders’ Meeting (the “Annual Meeting”), which will be conducted virtually at www.virtualshareholdermeeting.com/FGNX2025 on December 17, 2025 at 10:00 a.m., Eastern time, and any adjournments or postponements thereof for the following purposes:

1.	To elect to the Board of Directors the nine director nominees identified in the accompanying Proxy Statement, each to serve for a term as described in the Proxy Statement;

2.	To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the year ending December 31, 2025;

3.	To consider and act upon a non-binding advisory resolution to approve the compensation of our named executive officers; and

4.	To consider and transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Only stockholders of record at the close of business on October 22, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting. We are furnishing our proxy materials, including this Proxy Statement, a proxy card or voting instruction card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, to the majority of our stockholders via the Internet. Accordingly, on or about November 7, 2025, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed by intermediaries to our stockholders as of the Record Date, containing instructions on how to access the proxy materials via the Internet or request proxy materials in printed form, and how to vote your shares.

You will be able to participate in the Annual Meeting from any location worldwide via live audio webcast, and electronically vote your shares and submit questions online. We have adopted this online format to expand access to the Annual Meeting and lower the cost to our stockholders, the Company and the environment. To participate in the virtual Annual Meeting, you must first register at www.virtualshareholdermeeting.com/FGNX2025. We recommend that you log in a few minutes before the Annual Meeting begins to ensure you are logged in when the meeting starts.

Please read the Proxy Statement and vote your shares as soon as possible. Your vote is very important. Please vote by using the instructions provided in the Notice or the proxy card.

By Order of the Board of Directors,

/s/ D. Kyle Cerminara
D. Kyle Cerminara
Chairman of the Board

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON DECEMBER 17, 2025:

This Notice and the accompanying Proxy Statement are first being distributed or made available, as the case may be, on or about November 7, 2025 and the Company’s Proxy Statement for the 2025 Annual Meeting of Stockholders and Annual Report on Form 10-K for the year ended December 31, 2024 are available at http://www.proxyvote.com.

TABLE OF CONTENTS

PROXY STATEMENT FOR 2025 ANNUAL MEETING OF STOCKHOLDERS	4

QUESTIONS & ANSWERS ABOUT THE ANNUAL MEETING	4

PROPOSAL 1 — ELECTION OF DIRECTORS	8

CORPORATE GOVERNANCE	12

DIRECTOR COMPENSATION	17

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF HASKELL & WHITE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025	18

AUDIT COMMITTEE REPORT	20

INFORMATION ABOUT OUR EXECUTIVE OFFICERS	21

COMPENSATION OF EXECUTIVE OFFICERS	22

PROPOSAL 3 — To consider and act upon a non-binding advisory resolution to approve the compensation of our Named Executive Officers	32

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	33

TRANSACTIONS WITH RELATED PERSONS	35

OTHER MATTERS	37

HOUSEHOLDING	37

STOCKHOLDER PROPOSALS FOR PRESENTATION AT THE 2026 ANNUAL MEETING	37

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FG NEXUS INC.

PROXY STATEMENT FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished in connection with the solicitation of the accompanying proxies on behalf of the Board of Directors of FG Nexus Inc. (formerly known as Fundamental Global Inc. and FG Financial Group, Inc.) (the “Company”, “we”, “our” or “us”) for use at the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”), which will be conducted virtually at www.virtualshareholdermeeting.com/FGNX2025 on December 17, 2025 at 10:00 a.m. Eastern Time, and any adjournments or postponements of the Annual Meeting.

QUESTIONS & ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these materials?

At the Annual Meeting, holders of our common stock will act upon the matters described in the Notice of Meeting accompanying this Proxy Statement, including the election of directors. You are receiving this Proxy Statement and the related form of proxy because you held shares of our common stock at the close of business on the Record Date (as defined below), and the Board of Directors of the Company (the “Board of Directors” or “Board”) is soliciting your proxy to vote at the Annual Meeting.

You are invited to attend the virtual Annual Meeting to vote on the proposals for which you may vote, as described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may vote your shares as described in further detail under the heading “How do I vote?” below.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we are providing our stockholders access to our proxy materials on the Internet. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed to most of our stockholders beginning on November 7, 2025. The Notice will include:

●	instructions on how to access the Company’s proxy materials electronically,
●	the date, time and location of the virtual Annual Meeting,
●	a description of the matters intended to be acted upon at the Annual Meeting,
●	a list of the materials being made available electronically,
●	instructions on how a stockholder can request to receive paper or e-mail copies of the Company’s proxy materials,
●	any control/identification numbers that a stockholder needs to access his or her proxy card and instructions on how to access the proxy card, and
●	information about attending the Annual Meeting and voting in person.

Stockholders will have the ability to access the proxy materials on the website referred to in the Notice, or request a printed set of the proxy materials to be sent to them by following instructions on the Notice. All stockholders who do not receive a Notice should receive a paper copy of the proxy materials by mail.

When will these materials be mailed?

The Notice, this Proxy Statement, and the proxy card for stockholders of record were distributed or made available, as the case may be, beginning on or about November 7, 2025, and the Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available at www.proxyvote.com.

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Who is entitled to vote?

Stockholders of record at the close of business on October 22, 2025 (the “Record Date”) are entitled to vote in person or by proxy at the Annual Meeting. As of the Record Date, 42,215,225 shares of our common stock were outstanding. Each stockholder is entitled to one vote for each share of common stock held on the Record Date.

Stockholders do not have cumulative voting rights in the election of directors. For ten days prior to the Annual Meeting during normal business hours, a complete list of all stockholders of record will be available for examination by any stockholder, for any purpose germane to the Annual Meeting, by contacting the Company’s Corporate Secretary at (704) 994-8279 for information regarding providing proof of eligibility to view the list. The list of stockholders will also be available at the Annual Meeting.

Who can attend the Annual Meeting?

All stockholders as of the Record Date, or individuals holding their duly appointed proxies, may attend the Annual Meeting. Appointing a proxy in response to our solicitation will not affect a stockholder’s right to attend the Annual Meeting and to vote in person. Please note that if you hold your shares in “street name” (in other words, through a broker, bank, or other nominee), you will need to obtain a proxy, executed in your favor, from the holder of record (the broker, bank or other nominee) to gain admittance to the Annual Meeting.

What is the difference between a stockholder of record and a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Broadridge Financial Solutions, Inc, then you are a “stockholder of record.” You may vote by ballot at the Annual Meeting or vote by proxy. To vote by proxy, complete, sign, date and return the enclosed proxy card or follow the instructions on the Notice or proxy card for voting by telephone or Internet.

If your shares are held for you by a broker, bank or other nominee (that is, held in “street name”), then you are not a stockholder of record. Rather, the broker, bank or other nominee is the stockholder of record, and you are the “beneficial owner” of the shares. The accompanying voting instruction card has been forwarded to you by the broker, bank or other nominee. If you complete and properly sign the voting instruction card and return it in the appropriate envelope, or follow the instructions on the voting instruction card for voting by telephone or Internet, the broker, bank or other nominee will cause your shares to be voted in accordance with your instructions. If you are a beneficial owner of shares and wish to vote in person at the Annual Meeting, then you must obtain a proxy, executed in your favor, from the holder of record (the broker, bank or other nominee).

What constitutes a quorum?

A majority of shares of common stock outstanding on the Record Date must be represented, in person or by proxy, to provide a quorum at the Annual Meeting. If you vote, your shares will be part of the quorum. Shares represented by a properly executed proxy card that is marked “ABSTAIN” or returned without voting instructions will be counted as present for the purpose of determining whether the quorum requirement is satisfied. Also, proxies or votes with respect to shares held of record by a broker, bank or other nominee who has not received voting instructions from the beneficial owner of the shares (“broker non-votes”) will be counted as present for quorum purposes. However, although broker non-votes and abstentions are considered as present for purposes of establishing a quorum, we believe broker non-votes and abstentions will not be considered as votes cast for or against a proposal or director nominee. Once a share is represented at the Annual Meeting, it will be deemed present for quorum purposes throughout the Annual Meeting (including any postponement or adjournment thereof unless a new record date is or must be set for such postponement or adjournment).

What is the purpose of the meeting?

The principal purposes of the Annual Meeting are to (i) elect the nine director nominees named in this Proxy Statement to the Company’s Board of Directors, each to serve for a term as described in this Proxy Statement, (ii) ratify the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025, (iii) consider and act upon a non-binding, advisory resolution to approve the compensation of our named executive officers, and (iv) transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

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How do I vote?

If you are a holder of record, you can vote either in person at the Annual Meeting or by proxy without attending the Annual Meeting. We urge you to vote by proxy even if you plan to attend the Annual Meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting. If you attend the meeting and vote in person, your previously submitted proxy will be revoked and will not be counted.

You can vote by proxy using any of the following methods:

●	Voting by Telephone or Internet. If you are a holder of record, you may vote by proxy by using either the telephone or Internet methods of voting. Proxies submitted by telephone or through the Internet must be received by 11:59 p.m., Eastern Time, on December 16, 2025. Please see the Notice or proxy card for instructions on how to access the telephone and Internet voting systems.

●	Voting by Proxy Card. Each stockholder of record who received a proxy card may vote by completing, signing, dating and promptly returning the proxy card in the self-addressed stamped envelope provided. When you return a properly executed proxy card, the shares represented by your proxy will be voted as you specify on the proxy card. Your proxy card must be received prior to the Annual Meeting to be counted.

The proxies named in the enclosed form of proxy and their substitutes will vote the shares represented by the enclosed form of proxy, if the proxy appears to be valid on its face, and, where a choice is specified by means of the ballot on the form of proxy, will vote in accordance with each specification so made.

If you hold your shares in “street name,” you must either direct the broker, bank, or other nominee as to how to vote your shares, or obtain a proxy from the broker, bank, or other nominee, executed in your favor, to vote at the meeting. Please refer to the voter instruction cards provided by your broker, bank, or other nominee for specific instructions on methods of voting, including by telephone or using the Internet.

What does it mean if I receive more than one Notice or proxy card?

You will receive separate Notices or proxy cards when you own shares in different ways. For example, you may own shares individually, as a joint tenant, in an individual retirement account, in trust or in one or more brokerage accounts. You should complete, sign, date and return each proxy card you receive or follow the telephone or Internet voting instructions on each Notice or proxy card. The instructions on each Notice or proxy card may differ. Be sure to follow the instructions on each Notice or card.

Can I change my vote or instruction?

Yes. If you are a stockholder of record, you may revoke your proxy or change your vote, regardless of whether previously submitted by mail or via the Internet or by telephone, by (i) delivering a signed written notice stating that you revoke your proxy to the attention of the Corporate Secretary of the Company, at 6408 Bannington Road, Charlotte, NC 28226 that bears a later date than the date of the proxy you want to revoke and is received prior to the Annual Meeting, (ii) submitting a valid, later-dated proxy via the Internet or by telephone before 11:59 p.m., Eastern Time, on December 16, 2025, or by mail that is received prior to the Annual Meeting, or (iii) attending the virtual Annual Meeting (or, if the Annual Meeting is postponed or adjourned, attending the postponed or adjourned meeting) and voting in person, which automatically will cancel any proxy previously given, or revoking your proxy in person, but your attendance alone at the Annual Meeting will not revoke any proxy previously given.

If you hold your shares in “street name” through a broker, bank, or other nominee, you must contact your broker, bank or other nominee to change your vote through new voting instructions or, if you wish to change your vote in person at the Annual Meeting, obtain a written legal proxy from the bank, broker or other nominee to vote your shares.

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What happens if I submit a proxy card and do not give specific voting instructions?

If you are a stockholder of record and sign and return the proxy card without indicating your voting instructions, your shares will be voted in accordance with the recommendations of the Board of Directors. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion. As of the filing date of this Proxy Statement, we did not know of any other matter to be raised at the Annual Meeting.

What happens if I do not submit a proxy card and do not vote by telephone or Internet or do not submit voting instructions to my broker, bank or other nominee?

If you are a stockholder of record and you neither designate a proxy nor attend the Annual Meeting, your shares will not be represented at the meeting. If you are a beneficial owner and do not provide voting instructions to your bank, broker or other nominee, then, under applicable rules, the broker, bank or other nominee that holds your shares in “street name” may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the broker, bank, or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a “non-routine matter”, the broker, bank or other nominee will inform the inspector of election for the Annual Meeting that it does not have the authority to vote on the matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Which voting matters are considered “routine” or “non-routine”?

We believe that Proposal 1 regarding the election of directors and Proposal 3 regarding the non-binding, advisory resolution to approve the compensation of our named executive officers are considered “non-routine” matters under applicable rules. Therefore, a broker, bank or other nominee cannot vote on such proposals without voting instructions from the beneficial owners, and there may be broker non-votes in connection with Proposals 1 and 3.

We believe that Proposal 2 concerning the ratification of the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025, is considered a “routine” matter under applicable rules. Therefore, a broker, bank or other nominee may generally vote on these matters, and there will be no broker non-votes in connection with Proposal 2.

What vote is required to approve each item? How will abstentions and broker non-votes be counted?

As to Proposal 1, election of directors, a holder of common stock may vote “FOR” the election of each of the nominees proposed by the Board, or “WITHHOLD” authority to vote for one or more of the proposed nominees. The election of a director requires the affirmative vote of a plurality of the votes properly cast on the election of directors at the Annual Meeting. A “plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be elected at the meeting. As to Proposal 1, proxies marked “WITHHOLD” and broker non-votes will have no impact on the election of directors.

With respect to Proposal 2, ratification of Haskell & White LLP as our independent registered public accounting firm, a holder of common stock may vote “FOR” or “AGAINST” ratification or “ABSTAIN” from voting on the proposal. Ratification requires an affirmative vote of holders of a majority of the votes properly cast at the Annual Meeting. Proxies marked “ABSTAIN” will not be considered as votes cast for or against Proposal 2 and will have no effect on the outcome of the proposal.

With respect to Proposal 3, advisory approval of the compensation of our named executive officers, a holder of common stock may vote “FOR” or “AGAINST” approval or “ABSTAIN” from voting on the proposal. Approval requires an affirmative vote of holders of a majority of the votes properly cast at the Annual Meeting. Proxies marked “ABSTAIN” and broker non-votes will not be considered as votes cast for or against Proposal 3 and will have no effect on the outcome of the proposal.

What are the Board’s voting recommendations?

The Board recommends a vote “FOR”:

1.	election of each of the nine director nominees named in this Proxy Statement to the Board of Directors, each to serve for a term as described in the Proxy Statement;

2.	ratification of the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and

3.	approval, on an advisory, non-binding basis, of the compensation of our named executive officers.

Who is paying for the preparation and mailing of the proxy materials and how will solicitations be made?

The Company will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by the Company’s directors, officers or employees in person or by mail, telephone, facsimile or electronic transmission. We do not compensate them for soliciting proxies. We have requested brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to beneficial owners and have agreed to reimburse those institutions for their out-of-pocket expenses.

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PROPOSAL 1 — ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of nine directors, each serving a one-year term.

On August 4, 2025, we entered into side letter agreement (the “Side Letter Agreement”) with OGroup LLC to induce certain members of OGroup LLC to execute employment agreements with us. The Side Letter Agreement provides that OGroup LLC shall have the right to designate two (2) persons to be elected to the Board. The Company agreed to use its reasonable best efforts (subject to applicable law and the exercise of fiduciary duties) to have such designated nominees elected to the Board. OGroup LLC’s right to designate two (2) persons to be elected to the Board shall terminate on the earlier of (1) July 22, 2028 or (2) the date the Company ceases to have any digital assets business. On August 4, 2025, we appointed Maja Vujinovic and Jose Vargas to the Board.

Based upon the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated D. Kyle Cerminara, Richard E. Govignon, Jr., Rita Hayes, Michael C. Mitchell, Robert J. Roschman, Ndamukong Suh, Jose Vargas, Maja Vujinovic and Scott D. Wollney to stand for election at the Annual Meeting, with each director holding office for a term of one year and until his or her successor has been duly elected and qualified or until his or her earlier death, retirement, resignation, or removal.

Required Vote

The election of a director requires the affirmative vote of a plurality of the votes properly cast on the election of directors at the Annual Meeting. A “plurality” means that the individuals who receive the largest number of votes are elected as directors, up to the maximum number of directors to be elected at the meeting. Therefore, proxies marked “WITHHOLD” and “broker non-votes” will have no impact on the election of directors. Properly executed proxies submitted pursuant to this solicitation will be voted “FOR” the election of the directors marked on the proxy, unless specified otherwise.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF D. KYLE CERMINARA, RICHARD E. GOVIGNON, JR., RITA HAYES, MICHAEL C. MITCHELL, ROBERT J. ROSCHMAN, NDAMUKONG SUH, JOSE VARGAS, MAJA VUJINOVIC AND SCOTT D. WOLLNEY, AS DIRECTORS.

Directors Standing for Election

Set forth below is information about each of the Company’s directors, including ages as of the Record Date.

Name	Age	Position
Directors:
D. Kyle Cerminara	48	Chief Executive Officer and Chairman of the Board of Directors
Richard E. Govignon, Jr.	48	Director
Rita Hayes	82	Director
Michael C. Mitchell	45	Director
Robert J. Roschman	60	Director
Ndamukong Suh	38	Director
Jose Vargas	47	Director
Maja Vujinovic	46	Director
Scott D. Wollney	57	Director

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The Board currently consists of nine directors, each serving for a term of one year and until his or her successor has been duly elected and qualified or until his or her earlier death, retirement, resignation, or removal.

D. Kyle Cerminara was appointed to our Board of Directors in December 2016; he became Chairman of our Board of Directors in May 2018; and he became Chief Executive Officer in February 2024. Mr. Cerminara also served as our Principal Executive Officer from March 2020 to June 2020. Mr. Cerminara has over 20 years’ experience as an institutional investor, asset manager, director, chief executive, founder and operator of multiple financial services and technology businesses. Mr. Cerminara co-founded Fundamental Global GP, LLC (“FGGP”) and its predecessors in 2012 and serves as its Chief Executive Officer.

Since its founding in July 2022, Mr. Cerminara has served as the Chairman and President of FG Communities, Inc., a corporation created to preserve and improve affordable housing through ownership and management of manufactured housing communities. Since August 2020, Mr. Cerminara has been a member of the board of directors of Firefly Systems, Inc., a venture backed digital advertising company. From October 2021 to September 2024, Mr. Cerminara served as the Chairman of the board of directors of FG Acquisition Corp. (TSX:FGAA.U), a special purpose acquisition company which merged with Strong/MDI Screen Systems, Inc., and was renamed Saltire Capital Ltd. (TSX: SLT). Since September 2024, Mr. Cerminara serves as Vice-Chairman of Saltire Capital Ltd. From October 2023 to January 2025, Mr. Cerminara served as Chairman of the board of directors of FG Merger II Corp., a special purpose acquisition company in the process of searching for a business combination target, and upon his resignation as Chairman of the board of directors in January 2025, he has served as senior advisor to the board of directors. From November 2023 to May 2025, Mr. Cerminara served as the Chairman of the board of directors of FG Merger III Corp., a special purpose acquisition company that is in the process of completing its initial public offering and is focused on searching for a target company in the financial services sector. Since May 2025, Mr. Cerminara serves as a senior advisor to FG Merger III Corp.

From February 2015 until February 2024, Mr. Cerminara served as a director of FG Group Holdings Inc. (NYSE American: FGH), a holding company with diverse business activities focused on serving the entertainment and retail markets that merged with FG Nexus in February 2024; he served as its Chairman from May 2015 until February 2024; and he previously served as its Chief Executive Officer from November 2015 through April 2020. Mr. Cerminara served as the Chairman of Strong Global Entertainment, Inc. (NYSE American: SGE), a leader in the entertainment industry providing mission critical products and services to cinema exhibitors and entertainment venues, from March 2022 until it was acquired by FG Nexus in September 2024. Mr. Cerminara served as a director of BK Technologies Corporation (NYSE American: BKTI) from July 2015 through December 2023, and served as its Chairman from July 2022 through December 2023 and previously from March 2017 until April 2020. From February 2022 to August 2023, Mr. Cerminara served as a senior advisor to FG Merger Corp. (NASDAQ: FGMC), a special purpose acquisition company, which merged with iCoreConnect, Inc. (NASDAQ: ICCT), a market leading, cloud-based software and technology company focused on increasing workflow productivity and customer profitability through its enterprise and healthcare workflow platform of applications and services. From April 2021 to December 2021, Mr. Cerminara served as a director of Aldel Financial Inc. (NYSE: ADF), a special purpose acquisition company co-sponsored by Fundamental Global, which merged with Hagerty Inc. (NYSE: HGTY), a leading specialty insurance provider focused on the global automotive enthusiast market. From July 2020 to July 2021, Mr. Cerminara served as Director and President of FG New America Acquisition Corp. (NYSE: FGNA), a special purpose acquisition company, which merged with OppFi Inc. (NYSE: OPFI), a leading financial technology platform that powers banks to help everyday consumers gain access to credit. He served on the board of directors of GreenFirst Forest Products Inc. (TSXV: GFP) (formerly Itasca Capital Ltd.), a public company focused on investments in the forest products industry, from June 2016 to October 2021 and was appointed Chairman from June 2018 to June 2021; Limbach Holdings, Inc. (NASDAQ: LMB), a company which provides building infrastructure services, from March 2019 to March 2020; Iteris, Inc. (NASDAQ: ITI), a publicly-traded, applied informatics company, from August 2016 to November 2017; Magnetek, Inc., a publicly-traded manufacturer, in 2015; and blueharbor bank, a community bank, from October 2013 to January 2020. He served as a Trustee and President of StrongVest ETF Trust, which was an open-end management investment company, from July 2016 to March 2021. Previously, Mr. Cerminara served as the Co-Chief Investment Officer of CWA Asset Management Group, LLC, a position he held from January 2013 to December 2020.

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Prior to these roles, Mr. Cerminara was a Portfolio Manager at Sigma Capital Management, an independent financial adviser, from 2011 to 2012, a Director and Sector Head of the Financials Industry at Highside Capital Management from 2009 to 2011, and a Portfolio Manager and Director at CR Intrinsic Investors from 2007 to 2009. Before joining CR Intrinsic Investors, Mr. Cerminara was a Vice President, Associate Portfolio Manager and Analyst at T. Rowe Price (NASDAQ: TROW) from 2001 to 2007, where he was named amongst Institutional Investor’s Best of the Buy Side Analysts in November 2006, and an Analyst at Legg Mason from 2000 to 2001.

Mr. Cerminara received an MBA degree from the Darden Graduate School of Business at the University of Virginia and a B.S. in Finance and Accounting from the Smith School of Business at the University of Maryland, where he was a member of Omicron Delta Kappa, an NCAA Academic All American and Co-Captain of the men’s varsity tennis team. He also completed a China Executive Residency at the Cheung Kong Graduate School of Business in Beijing, China. Mr. Cerminara holds the Chartered Financial Analyst (CFA) designation

We believe Mr. Cerminara’s management and operational experience and extensive experience in the financial industry, including investing, capital allocation, finance and financial analysis of public companies qualifies him to serve on our Board of Directors.

Dr. Richard E. Govignon, Jr. was elected to our Board of Directors on December 15, 2021. Dr. Govignon has been a Partner of Dnerus Financial, a family asset management company, since June 2021. Dr. Govignon is an experienced corporate director/trustee in the U.S. and Canada with broad exposure to numerous industries. Dr. Govignon was a director of Strong Global Entertainment, Inc. (formerly NYSE American: SGE), a corporation focused on supplying screens and providing technical support services to the cinema exhibition industry, theme parks, and other entertainment-related markets from January 2022 until its merger with the Company in September 2024. He also serves on the board of Saltire Capital Ltd. (TSX: SLT.U), a long-term capital partner investing in equity, debt, and hybrid securities of private companies incorporated in British Columbia. Since October 2023, Dr. Govignon has been a director of FG Merger II Corp., a special purpose acquisition company (SPAC) that signed an agreement to merge with the modular building company Boxabl, and since November 2023, he has served on the board of FG Merger III Corp. He has also been a director of B-Scada, Inc. (OTC: SCDA), a developer of software and hardware products, since June 2021. Additionally, Dr. Govignon has been a member of the board of FG Imperii Acquisition, a blank check company targeting the financial services sector, since October 2025. He served on the board of GreenFirst Forest Products, Inc. (TSXV: GFP) from January 2019 to December 2021 and was a trustee of the StrongVest ETF Trust (US: CWAI), which invested in corporate bonds and equity securities, from 2017 to 2019. With over 20 years of experience in healthcare and pharmaceuticals, Dr. Govignon has held various management and pharmacy roles. Since 2022, he has been managing and working as a pharmacist at ShopRite Pharmacy, a large grocery store cooperative. He previously served in management and as a pharmacist at CVS Health Corporation from 2019 to 2022, and from 2013 to 2017, worked at Acme Markets Inc. from 2017 to 2019, and at Rite Aid Corporation from 2001 to 2013. He earned a Bachelor of Science in Pharmacy and a Doctor of Pharmacy from the University of the Sciences in Philadelphia. Dr. Govignon also holds an MBA from the Jack Welch Management Institute. His management experience, along with his expertise in investing and financial analysis, qualifies him to serve on our Board of Directors.

Rita Hayes was appointed to our Board of Directors on January 11, 2019. Ms. Hayes has been Chair of Hayes International Advisors, LLC since 2013, where she counsels industry and institutional leaders on a range of economic, political and regulatory matters. She served as an expert for the International Chamber of Commerce’s World Business Summit in 2008. From 2001 through December 2006, she held the position of Deputy Director General of the World Intellectual Property Organization (“WIPO”) to which she was approved by the 184 Member States. At the conclusion of her appointment at WIPO, she served as Senior Advisor in Hogan & Hartson LLP’s Geneva, Switzerland office. Ms. Hayes served as Deputy U.S. Trade Representative and Ambassador to the World Trade Organization, a post to which she was nominated by President Bill Clinton and unanimously confirmed by the U.S. Senate, from November 1997 through August 2001, during which time she served as Acting U.S. Trade Representative from January through March 2001. Confirmed by the U.S. Senate in 1996, Ms. Hayes served from 1996 to 1997 as U.S. Chief Textile Negotiator in the Office of the U.S. Trade Representative in Washington, D.C. From 1983 to 1992, Ms. Hayes served as Chief of Staff for two members of the U.S. Congress. Ms. Hayes received a Bachelor of Arts from the University of Georgia, an honorary degree as Doctor of Humane Letters from the College of Charleston and an honorary degree as Doctorate of Outstanding Public Service from the University of South Carolina. We believe Ms. Hayes’ extensive record of public and private service uniquely qualifies her to serve on our Board of Directors.

Michael C. Mitchell was appointed to our Board of Directors on February 29, 2024. Mr. Mitchell most recently served as a Partner at Locust Wood Capital, which he retired from in 2019 after nine years with the firm in analytical positions in the consumer, industrial, real estate and media industries. From 2006 to 2011, Mr. Mitchell was a senior analyst at Breeden Capital LP, working with former SEC Chairman Richard C. Breeden, where Mr. Mitchell was primarily focused on consumer business and was actively involved in board engagements at Applebee’s, a then-Nasdaq-listed restaurant operating company and franchisor, and Zale Corporation, a then-NYSE-listed leading specialty retailer of fine jewelry, as an advisor to the board. From 2005 to 2006, Mr. Mitchell worked as an analyst for Kellogg Capital Group, LLC, the private investment firm founded by Peter Kellogg. From 2004 to 2005, Mr. Mitchell served as an equity research analyst at Jefferies and Company, Inc. covering post-reorganization equities. Mr. Mitchell is currently the Chief Operating Officer of Children’s Eye Care of Northern Colorado, P.C., a Pediatric Ophthalmology practice based in Fort Collins, CO, which he cofounded and operates with his wife Dr. Carolyn G. Mitchell. Mr. Mitchell received an MBA from the Michael F. Price College of Business at the University of Oklahoma and a B.S. in Marketing from the Spears College of Business at Oklahoma State University. We believe Mr. Mitchell is qualified to serve on our Board of Directors as he offers the Board valuable insights obtained through his extensive experience in the financial industry, including investing, capital allocation, finance and financial analysis of public companies.

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Robert J. Roschman was appointed to our Board of Directors on February 29, 2024. Mr. Roschman has been an owner of Triple R. Associates, Ltd., a real estate firm with over 100 properties leased to fast food, distribution and retail tenants, since 1992. Mr. Roschman also holds ownership interests in several development properties throughout Florida. Mr. Roschman previously served on the Board of Directors of Giant Holdings, Inc., a privately held federally chartered bank with an Internet division, which he founded in 1998 and which merged into Home BancShares, Inc. (Nasdaq: HOMB) in February 2017. From 1987 to 2000, Mr. Roschman was a Co-Founder and Vice President of Snapps Restaurants, Inc., a 76-store fast food restaurant which merged into Rally’s Hamburgers, Inc. From 1983 until 1997, he served as a shareholder of Charter Bank in Delray Beach, Florida, which merged into Southtrust Bank in 1997. Mr. Roschman received a B.S. from Florida State University. Mr. Roschman brings over 30 years of experience as an investor in multiple lines of business, including real estate, franchising, distribution, banking and retail. We believe Mr. Roschman’s extensive experience as an investor and in managing and overseeing multiple businesses is valuable for evaluating strategic opportunities and qualifies him to serve on our Board of Directors.

Ndamukong Suh was appointed to our Board of Directors on February 29, 2024. Mr. Suh is an independent private investor and holds ownership interests in several real estate development projects across Michigan, Nebraska and Oregon. Mr. Suh is the Founder and a director of the Suh Family Foundation. He was also a professional athlete and was a member of several teams in the National Football League from 2010 to 2022. He served on the Board of Directors of FGH from January 2016 to February 2024. Since October 2023 and November 2023, Mr. Suh has served as a senior advisor to the board of directors of FG Merger II Corp. and FG Merger III Corp, respectively. Mr. Suh serves as a member of the Board of Advisors of Ember Technologies, a privately held manufacturer and designer of patented temperature adjustable dishware and drinkware. Mr. Suh has served on the Board of Directors of Cizzle Brands Corporation (Cboe Canada: CZZL) (OTCQB: CZZLF), a sports nutrition company focused on health and wellness, since August 2025. Mr. Suh holds a Bachelor’s degree in Engineering focused on Construction Management from the University of Nebraska. We believe Mr. Suh’s extensive experience as an investor is valuable for evaluating strategic opportunities qualifies him to serve on our Board of Directors.

Jose Vargas was appointed as Head of Business Development of the Company’s Digital Asset Division and to our Board of Directors effective August 4, 2025. He is a serial entrepreneur and investor with a track record of building and scaling technology companies from inception through successful exits. He co-founded and served as CEO and Director of Mailcreations.com, a performance marketing agency acquired by Livedoor in June 2004. From 2008 to 2012, he was co-founder, Director, and Executive Officer of BrokersWeb, an internet advertising firm acquired by Vantage Media in 2011. He then co-founded BlueKite, a fintech company acquired by Xoom Corporation (NASDAQ: XOOM), a PayPal company, in February 2014. From 2013 to 2022, Mr. Vargas was co-founder, Director, and Executive at AutoWeb, an online automotive media platform, acquired in 2015 by Autobytel (NASDAQ: ABTL), which later rebranded as AutoWeb (NASDAQ: AUTO). He also served on the board of directors of Playspace, from 2012 until its acquisition by CIRSA (a Blackstone portfolio company) in 2020. He currently serves on the boards of directors of Healthcare.com, Osigu, Overclock Labs, and PeopleFund, a technology-focused venture capital firm. Mr. Vargas holds a Business degree from Florida International University. We believe Mr. Vargas’s extensive experience as an investor and in managing and overseeing multiple businesses, as well as his extensive experience in blockchain and cryptocurrency operations qualifies him to serve on our Board of Directors.

Maja Vujinovic was appointed as Chief Executive Officer of the Company’s Digital Assets Division and to our Board of Directors effective August 4, 2025. In January 2018, she founded OGroup, an investment and advisory firm representing over $4B in family office capital, deploying it into leading AI and blockchain ventures globally. From January 2014 to January 2018, she served as CIO of Emerging Technologies at GE where she led GE’s first blockchain-based trade finance execution with JPMorgan and brought founders like Joseph Lubin (Ethereum) into the company’s innovation strategy. Ms. Vujinovic began her career building mobile payments and energy infrastructure across Africa and Latin America, leading over $700M in asset development. In 2013, she helped secure the first bank that banked Tether, integrating stablecoins into regulated finance. She discovered Bitcoin in 2010 and became one of the earliest investors and builders in blockchain and digital assets. She holds a Law Degree from Emory University. We believe Ms. Vujinovic’s extensive experience in blockchain and cryptocurrency operations qualifies her to serve on our Board of Directors.

Scott D. Wollney was appointed to our Board of Directors on March 30, 2015 and is also currently a director of our FG Reinsurance subsidiary. Since October 2023, Mr. Wollney has served as a member of the board of directors of FG Merger II Corp. Since November 2023, Mr. Wollney has served as a member of the board of directors of FG Merger III Corp. Since December 2010, Mr. Wollney has served as the President, Chief Executive Officer and as a Director of Atlas Financial Holdings, Inc., a specialty commercial insurance holding company. From July 2009 until December 2010, Mr. Wollney was President and Chief Executive Officer of Kingsway America Inc. (“KAI”), a property and casualty holding company and subsidiary of Kingsway Financial Services Inc. From May 2008 to March 2009, he was the President and Chief Executive Officer of Lincoln General Insurance Company (a subsidiary of KAI), a property and casualty insurance company. Mr. Wollney co-founded Avalon Risk Management, Inc., an insurance broker, in 1998, and served as its President, from 2002 to 2008. Mr. Wollney has more than 30 years of experience working with both public and private companies with a focus on property and casualty insurance, reinsurance and related financial services. During his tenure in the industry, Mr. Wollney has held executive positions at both insurance companies, as well as brokerage operations. Mr. Wollney is an MBA graduate of Northwestern University’s Kellogg School of Management with a concentration in finance and management strategy and holds a Bachelor of Arts degree from the University of Illinois. We believe Mr. Wollney’s qualifications to serve on our Board of Directors include his direct operating experience with respect to numerous disciplines.

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CORPORATE GOVERNANCE

Board Meetings

During the year ended December 31, 2024, the Board of Directors held 16 meetings. In 2024, no director attended fewer than 75% of the total number of (i) meetings held by the Board of Directors during the period for which he or she was a director and (ii) meetings held by all committees of the Board of Directors on which he or she served (during the period that the director served). Independent members of our Board of Directors also meet in executive session without management present.

Director Independence

The Board has determined that six of its current members are “independent directors” as defined under the applicable rules of Nasdaq and the Securities and Exchange Commission (the “SEC”). The six independent directors currently serving on the Board are Richard E. Govignon, Jr., Rita Hayes, Michael C. Mitchell, Robert J. Roschman, Ndamukong Suh and Scott D. Wollney. In making its determination of independence, the Board of Directors considered questionnaires completed by directors and any relationships and transactions between the Company and all entities with which the directors are involved. Nasdaq’s listing rules require that the Board of Directors be comprised of a majority of independent directors.

Board Leadership Structure

Mr. Cerminara serves as Chairman of the Board of Directors and is the Company’s Chief Executive Officer and principal executive officer.

The Chairman of the Board typically presides at all meetings of the Board. The Chairman’s role also includes providing feedback on the direction and performance of the Company, setting the agenda of meetings of the Board of Directors and leading the Board of Directors in anticipating and responding to changes in our business.

Our Board of Directors has not established a specific policy on whether the same person should serve as both the principal executive officer of the Company and the Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. Our Board believes that it should have the flexibility to periodically determine the leadership structure that it believes is best for the Company.

Our Board believes that combining the roles of Chairman and Chief Executive Officer provides the most effective leadership structure for the Company at this time. This unified structure promotes clear accountability, decisive leadership, and efficient execution of the Company’s strategic priorities as it implements its digital asset treasury strategies. By having one individual serve as both Chairman and CEO, the Company benefits from a single, consistent voice in communicating its vision, strategy, and objectives to shareholders, employees, and other stakeholders.

Our Board recognizes that the individual serving as CEO has the most comprehensive understanding of the Company’s business operations, competitive dynamics, and long-term opportunities and challenges. As Chairman, this knowledge enhances the Board’s ability to set agendas, focus discussions on critical business matters, and ensure that Board deliberations are well informed and aligned with the Company’s strategic direction.

The combined role also facilitates timely decision-making and alignment between management and the Board, which is particularly important in a rapidly changing business environment. The Board maintains strong independent oversight through its fully independent Audit, Compensation, and Nominating and Corporate Governance Committees, which ensures that management performance, risk oversight, and governance practices remain robust and balanced.

In view of these considerations, the Board has determined that a combined Chairman and CEO role best serves the interests of the Company and its shareholders by providing unified leadership, accountability, setting the tone of the organization and having the ultimate responsibility for all of the Company’s operating and strategic functions while providing unified leadership and direction to the Board of Directors and the Company’s executive management. Further, the Board of Directors believes that Mr. Cerminara, as the Chief Executive Officer and Chairman, is in the best position to be aware of major issues facing the Company on a day-to-day basis, and is in the best position to identify key risks and developments facing the Company to be brought to the attention of the Board of Directors.

The Board has not appointed a lead independent director at this time. Currently, the Board consists of nine directors, six of whom are independent. All independent directors serve on one or more committees of the Board, are able to closely monitor the activities of the Company and meet in executive sessions without management present to discuss the Company’s business strategy and operations. The Board has determined that a lead independent director is not necessary at this time. Additionally, because the Company’s Chairman is appointed annually by the Company’s non-management directors, such directors are able to evaluate the leadership and performance of the Chairman each year.

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Risk Oversight

Our Board is actively involved in oversight of risks that could affect the Company. This oversight is conducted primarily through the three standing committees of the Board, as disclosed in the descriptions of each of the committees herein, and in the charters of each of the committees, but the full Board has retained responsibility for overall supervision of risk management efforts as they relate to the key business risks we face. Management identifies, assesses and manages the risks most critical to our operations and routinely advises our Board regarding those matters. Areas of material risk may include operational, financial, legal and regulatory, human capital, information technology and security, and strategic and reputational risks. Our Board satisfies its oversight responsibility through full reports by each committee chair regarding the applicable committee’s considerations and actions, as well as through regular reports directly from members of management responsible for oversight of particular risks within the Company. The Audit Committee considers and discusses financial risk exposures. The Compensation and Management Resources Committee assesses and monitors whether any of the Company’s compensation policies and programs have the potential to encourage excessive risk-taking. The Nominating and Corporate Governance Committee monitors the effectiveness of the Company’s corporate governance policies and the selection of prospective board members and their qualifications. In addition, Mr. Govignon, as the chair of the Nominating and Corporate Governance Committee, takes an active role in corporate governance matters. The Board believes that the leadership structure described above facilitates the Board’s oversight of risks because it allows the Board, working through its committees, to participate actively in the oversight of management actions. The Board believes that its role in risk oversight does not affect the Board’s leadership structure.

Like all businesses, we also face threats to our cybersecurity, as we are reliant upon information systems and the internet to conduct our business activities. In light of the pervasive and increasing threat from cyberattacks, the Audit Committee, with input from management, assesses the Company’s cybersecurity and other information technology risks and threats and the measures implemented by the Company to mitigate and prevent cyberattacks, and the Board receives periodic reports on the Company’s cybersecurity program.

Insider Trading Policy, including Hedging and Pledging Policy

We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules, and regulations. In furtherance of this commitment, the Company has adopted an Insider Trading Policy (the “Insider Trading Policy”) governing the purchase, sale, and other transactions involving our securities by directors, officers, and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the Nasdaq listing standards.

Our Insider Trading Policy prohibits all directors and employees, including the NEOs, from trading in any puts, calls, covered calls, or other derivative products involving any Company securities. Additionally, our policy prohibits these individuals from engaging in any hedging transactions with respect to any Company securities, which includes the purchase of certain instruments (including “cashless collars,” forward sales contracts, equity swaps or any other similar instruments) designed to hedge, monetize, or offset any decrease in the market value of such securities. The policy also prohibits our employees and directors from pledging, or using as collateral, Company securities to secure personal loans or obligations, which includes a prohibition against holding shares of Company stock in a margin account.

Policy Concerning Director Attendance at Annual Stockholders’ Meetings

There is no formal policy as to Director attendance at annual stockholders’ meetings. Two of the seven directors serving in December 2024 attended the 2024 Annual Stockholders’ Meeting held on December 19, 2024.

Code of Ethics

We have adopted a code of ethics applicable to all officers, employees and directors of the Company. Our code of ethics has been posted on our corporate website: https://fgnexus.io/investor-relations/ under the heading “Governance Documents.” When referring to our website, we are not incorporating by reference any materials presented on our website into this Proxy Statement.

Board Committees and Committee Member Independence

Our Board of Directors has established an Audit Committee, a Compensation & Management Resources Committee, and a Nominating & Corporate Governance Committee. Our Board of Directors utilizes the Nasdaq rules and independence standards in determining whether its members are independent. The composition of each committee is as follows:

	Audit Committee	Compensation & Management Resources Committee	Nominating & Corporate Governance Committee
Scott D. Wollney	C	X
Robert J. Roschman	X
Rita Hayes	X	X
Richard E. Govignon, Jr.			C
Michael C. Mitchell		C	X
Ndamukong Suh			X

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C - Indicates committee chair.

The following is a summary of the respective responsibilities of the Audit Committee, the Compensation & Management Resources Committee, and the Nominating & Corporate Governance Committee. The Board of Directors has approved and adopted a written charter for each of the committees listed, copies of which are posted on the Company’s website at https://fgnexus.io/investor-relations/ under the heading “Governance Documents.” The Board of Directors may also establish from time to time any other committees that it deems necessary or desirable. Members serve on these committees until their resignation or until otherwise determined by the Board of Directors.

Audit Committee

The Audit Committee was appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities with respect to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the external auditor’s qualifications, independence, and performance, and the performance of the Company’s internal audit function. The Audit Committee’s primary duties and responsibilities are to:

●	Oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

●	Identify and monitor the management of the principal risks that could impact the financial reporting of the Company.

●	Monitor the integrity of the Company’s financial reporting process and system of internal controls regarding financial reporting and accounting appropriateness and compliance.

●	Provide oversight of the qualifications, independence and performance of the Company’s external auditors.

●	Provide an avenue of communication among the external auditors, the appointed actuary, management and the Board.

●	Review the annual audited and quarterly financial statements with management and the external auditors.

The Audit Committee is also responsible for discussing policies with respect to risk assessment and risk management, including regularly reviewing the Company’s cybersecurity and other information technology risks, controls and procedures and the Company’s plans to mitigate cybersecurity risks and respond to data breaches.

Audit committee members must meet the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the independence requirements of the Nasdaq listing standards and all other applicable rules and regulations. Each member of the Audit Committee is independent and satisfies the applicable requirements for Audit Committee membership under Rule 10A-3 under the Exchange Act and the Nasdaq rules. The Board of Directors has determined that Mr. Wollney is the “audit committee financial expert,” as that term is defined in SEC regulations. The Audit Committee held seven meetings during the year ended December 31, 2024.

Compensation & Management Resources Committee

The primary purpose of the Compensation & Management Resources Committee (the “Compensation Committee”) is to assist the Board of Directors in discharging its responsibilities with respect to compensation of the Company’s executive officers and subsidiary presidents and to provide recommendations to the Board in connection with directors’ compensation. The Compensation Committee’s primary duties and responsibilities are to:

●	Develop guidelines for and determine the compensation and performance of the executive officers of the Company (in the case of the Chief Executive Officer’s compensation, without the Chief Executive Officer’s being present).

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●	Recommend to the Board incentive and equity-based plans and administer such plans, oversee compliance with the requirements under the Nasdaq listing standards that stockholders of the Company approve equity incentive plans (with limited exceptions under such standards), and approve grants of equity and equity-based awards.

●	Review any recommendations from the Chief Executive Officer with respect to compensation for the other executive officers, including benefits and perquisites, incentive compensation plans and equity-based plans for recommendation to the Board.

●	Oversee risks relating to the Company’s compensation policies, practices and procedures.

●	Review and discuss with management the proxy disclosures regarding executive compensation required to be included in the Company’s proxy statement and periodic reports with the SEC, each in accordance with applicable rules and regulations of the SEC and other authority.

●	Evaluate the results of the stockholder advisory vote on executive compensation when held.

●	Review director compensation levels and practices, and recommend, from time to time, changes in such compensation levels and practices to the Board with equity ownership in the Company encouraged.

The Compensation Committee receives input and recommendations from the Company’s executive officers (except with respect to such executive officer’s own compensation) but is not bound by such recommendations. These recommendations are generally based on each executive officer’s individual performance as well as his or her knowledge of each executive officer’s job responsibilities, seniority, expected contributions and his or her understanding of the competitive market for such executives. Each Compensation Committee member is independent and satisfies the applicable requirements for Compensation Committee membership under the Nasdaq rules and is a “non-employee director” as defined in Rule 16b-3 under the Exchange Act. The Compensation Committee held three meetings during the year ended December 31, 2024.

Nominating & Corporate Governance Committee

The purpose of the Nominating & Corporate Governance Committee (the “Nominating Committee”) is to:

●	Identify, evaluate and recommend individuals qualified to become members of the Board of Directors, consistent with criteria approved by the Board of Directors.

●	Select, or recommend that the Board select, the director nominees to stand for election at each annual or special meeting of stockholders of the Company in which directors will be elected or to fill vacancies on the Board.

●	Develop and recommend to the Board a set of corporate governance principles applicable to the Company, as the Nominating Committee deems appropriate.

●	Oversee the annual performance evaluation of the Board and its committees and management.

●	Otherwise take a leadership role in shaping and providing oversight of the corporate governance of the Company, including recommending directors eligible to serve on all committees of the Board.

Each Nominating Committee member is independent under the Nasdaq rules. The Nominating Committee held one meeting during the year ended December 31, 2024.

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Although the Nominating Committee has not formulated any specific minimum qualifications that the committee believes must be met by a director-nominee that the committee recommends to the Board, the factors it will take into account will include judgment, skill, diversity, experiences with businesses and other organizations of comparable size and scope, the interplay of the candidate’s experience with the experience of other directors, and the extent to which the candidate would be a desirable addition to the Board of Directors and any committees of the Board. The Nominating Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees and may also seek referrals from other members of the Board, management, stockholders and other sources. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates, as appropriate. Upon selection of a qualified candidate, the Nominating Committee recommends the candidate for consideration by the full Board.

The Nominating Committee will consider recommendations for directorships submitted by stockholders. Stockholders wishing to propose director candidates for consideration by the Nominating Committee may do so by writing to the Corporate Secretary of the Company and providing the information concerning the nominee and his or her proponent(s) as required by the Company’s By-Laws. The By-Laws set forth further requirements for stockholders wishing to nominate director candidates for consideration at a stockholders’ meeting including, among other things, that a stockholder must give timely written notice of such a nomination to the Corporate Secretary of the Company. Candidates recommended by stockholders will be given the same consideration as all other candidates.

Board Diversity

We recognize the value of diversity at the Board level and believe that our Board currently comprises an appropriate mix of background, diversity and expertise. Our directors, overall, have significant experience in a variety of industries and sectors, including, among others, the insurance industry, the financial industry, the cryptocurrency industry and political and diplomatic operations. Although we have no formal separate written policy, our Nominating Committee is required under its charter to recommend nominees that ensure sufficient diversity of backgrounds on our Board. We believe that the diversity of our directors enriches our Board by encouraging fresh perspectives and bringing new and valuable insights to the Board.

Stockholder Communications with the Board

Stockholders may communicate with the full Board or individual directors by submitting such communications in writing to FG Nexus Inc., 6408 Bannington Road, Charlotte, NC 28226. The Company’s management will forward such correspondence, as appropriate. Complaints or concerns relating to our financial reporting, accounting, internal accounting controls or auditing will be referred to the Chairman of our Audit Committee.

Delinquent Section 16(a) Reports

Under Section 16(a) of the Exchange Act, our executive officers, directors, and persons who own greater than 10% of our common stock (the “Section 16 Reporting Persons”) of the Company must file a Form 4 reporting the acquisition or disposition of the Company’s equity securities with the SEC no later than the end of the second business day after the day the transaction occurred unless certain exceptions apply. Transactions not reported on Form 4 must be reported on Form 5 within 45 days after the end of the Company’s fiscal year. Such persons must also file initial reports of ownership on Form 3 upon becoming an executive officer, director, or greater-than-10% stockholder. Based solely on our review of the copies of such reports and representations that no other reports were required, we believe that all Section 16 filing requirements applicable to our Section 16 Reporting Persons were timely complied with during 2024, except as follows:. (i) one late Form 4 filed on November 26, 2024 for Scott Wollney to report one common stock sale transaction; and (ii) eight late Form 4 filings for Larry G. Swets, Jr., filed on February 22, 2024, May 6, 2024, June 7, 2024, October 2, 2024, October 4, 2024, November 13, 2024, December 5, 2024 and December 20, 2024, each of which reporting one transaction of a purchase of shares under the Company’s Employee Share Purchase Plan.

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DIRECTOR COMPENSATION

Under our director compensation program, we provide compensation to our non-employee directors. Directors who are employees of the Company receive compensation for their service as either a director or as an employee, but not both. The director compensation program in effect as of July 27, 2021 was adopted to remain competitive in attracting and retaining qualified board members and to better align director compensation to other public companies of comparable size to the Company.

The terms of the program in 2024 were as follows:

●	Annual Retainer to each Director	$50,000
●	Additional retainer for Chairman of the Board	$75,000
●	Additional retainer for Chairman of the Audit Committee	$15,000
●	Additional retainer for Chairman of the Compensation Committee	$15,000
●	Each of the members of the Audit, Compensation, and Nominating Committees (excluding the Chairman of each of those committees)	$2,000
●	Annual grant of restricted stock units to each Director	$50,000
●	Each non-employee director will receive reimbursement of reasonable out-of-pocket expenses for attending board and committee meetings.

During 2024, the retainers for service on the Board of Directors were paid in shares of common stock.

The following table sets forth information with respect to compensation earned by each of our non-employee directors for the year ended December 31, 2024. Mr. Swets, who served as a director through February 29, 2024, did not receive any compensation for his service as a director, as he concurrently served as Chief Executive Officer of the Company. For more information, see “Executive Compensation—Summary Compensation Table.”

Non-Employee Director	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
D. Kyle Cerminara(3)	$-	$-	$-
Rita Hayes	$10,000	$103,834	$113,834
Richard E. Govignon, Jr.	$-	$104,500	$104,500
Michael C. Mitchell (4)	$10,000	$97,500	$107,500
E. Gray Payne (5)	$-	$10,332	$10,332
Robert J. Roschman (4)	$-	$93,333	$93,333
Ndamukong Suh (4)	$-	$93,333	$93,333
Scott D. Wollney	$10,000	$117,500	$127,500

1.	For 2024, directors were paid their respective retainers in stock. Ms. Hayes and Messrs. Mitchell and Wollney were appointed as members of a special committee of the Board of Directors to review and approve the Company’s merger with SGE. Each member of the special committee was paid a cash retainer of $10,000. Directors are reimbursed for travel and other reasonable out-of-pocket expenses related to their attendance at Board or committee meetings, or for other travel on behalf of the Company. These expenses have not been included in the table above.

2.	Each director received Stock Awards in lieu of cash to satisfy the retainer fees. Also includes the annual grant of RSUs with a value of $50,000, which were issued during 2025.

3.	Mr. Cerminara serves as both the Company’s Chief Executive Officer and the Chairman of the Board of the Directors. The compensation earned by Mr. Cerminara for his service as a board member is included in the Summary Compensation Table for our named executive officers.

4.	Messrs. Mitchell, Roschman and Suh were appointed to serve as directors on February 29, 2024.

5.	General Payne served as a director of the Company through February 29, 2024.

The aggregate numbers of restricted stock unit awards outstanding for each director as of December 31, 2024 were as follows:

●	Mr. Cerminara – 3,971 RSUs.
●	Mr. Govignon – 2,110 RSUs.
●	Ms. Hayes – 2,238 RSUs.
●	Mr. Mitchell – 0 RSUs.
●	Mr. Roschman – 0 RSUs.
●	Mr. Suh – 0 RSUs.
●	Mr. Wollney – 2,238 RSUs.

The annual restricted stock unit awards to directors for the 2024 calendar year were issued subsequent to December 31, 2024. Therefore, they were not outstanding as of December 31, 2024 and are not included in the table above.

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PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF HASKELL & WHITE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2025

Haskell & White LLP (“Haskell & White”) has served as the Company’s independent registered public accounting firm since April 1, 2024. It is expected that representatives of Haskell & White will attend the Annual Meeting virtually, will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions from stockholders.

Change in Accountants

Former Independent Registered Public Accounting Firm

On April 1, 2024, we dismissed BDO USA, P.C. (“BDO”) as our independent registered public accounting firm and appointed Haskell & White as our new independent registered public accounting firm, effective immediately. The audit report of BDO on the Company’s financial statements for the fiscal years ending December 31, 2023 and December 31, 2022, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from January 1, 2022 through December 31, 2023 and the subsequent interim period through April 1, 2024, there were no disagreements between the Company and BDO on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference to the subject matter of the disagreements in its reports on the Company’s financial statements for such year.

During the period from January 1, 2022 through December 31, 2023 and the subsequent interim period through April 1, 2024, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended).

The Company provided BDO with a copy of the foregoing disclosures and requested BDO to furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above disclosures. A copy of this letter, dated April 3, 2024, was filed as an exhibit to our Current Report on Form 8-K filed with the SEC on April 3, 2024.

New Independent Registered Public Accounting Firm

On April 1, 2024, we appointed Haskell & White as our new independent registered public accounting firm, effective immediately. The decision to change accountants was recommended by the Audit Committee and approved by the Board. During the fiscal years ended December 31, 2023 and 2022, and during all subsequent interim periods through April 1, 2024, the Company did not consult Haskell & White regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or any matter that was the subject of a “disagreement” with its former auditors or a “reportable event” as those terms are defined in Item 304 of Regulation S-K.

At the Annual Meeting, stockholders will be asked to ratify the appointment of Haskell & White as our independent registered public accounting firm for the year ending December 31, 2025. The Audit Committee of our Board of Directors has appointed Haskell & White as our independent registered public accounting firm for the year ending December 31, 2025. Haskell & White also previously served as the independent registered public accounting firm for FGH prior to the merger of FGH into the Company for the year ended December 31, 2023 and had served as its independent registered public accounting firm since 2018. If stockholders do not ratify the appointment of Haskell & White, our Board may consider the selection of other independent registered public accounting firms for the year ending December 31, 2025, but will not be required to do so.

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Stockholder ratification of the appointment of Haskell & White is not required by our articles of incorporation or our By-Laws. However, our Board of Directors is submitting the appointment of Haskell & White to the stockholders for ratification as a matter of good corporate governance. Even if the appointment is ratified, our Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm for 2025 if the Board of Directors feels that such a change would be in the best interests of the Company and its stockholders.

The Audit Committee and the Board of Directors believe that the continued retention of Haskell & White as our independent registered public accounting firm is in the best interests of the Company and our stockholders at this time.

Required Vote

Ratification requires an affirmative vote of holders of a majority of common stock voted at the Annual Meeting. A holder of common stock may vote “FOR” or “AGAINST” approval or “ABSTAIN” from voting on the proposal. Proxies marked “ABSTAIN” will not be considered as votes cast for or against Proposal 2 and will have no effect on the outcome of the proposal. A broker, bank or other nominee who has not been furnished voting instructions from a beneficial owner will be authorized to vote on Proposal 2, as it is a “routine” matter under applicable rules. Therefore, no broker non-votes are expected in connection with this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF HASKELL & WHITE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

Principal Accountant Fees and Services

The consolidated financial statements for the year ended December 31, 2024 were audited by Haskell & White. The consolidated financial statements for the year ended December 31, 2023 were audited by BDO, our former independent registered public accounting firm. Our Audit Committee requires that management obtain the prior approval of the Audit Committee for all audit and permissible non-audit services to be provided by our independent registered public accounting firm. Fees for all services provided by Haskell & White and BDO were pre-approved by the Audit Committee. The following table shows the fees that we incurred for professional services rendered for 2024 and 2023.

	Year ended December 31,
	2024	2023
Audit fees(1)	$528,000	$350,881
Audit-related fees(2)	28,900	—
Tax fees	—	—
All other fees	—	—
Total	$556,900	$350,881

1.	Includes professional fees billed for the audits of our annual financial statements and the review of our interim condensed financial statements, including the reimbursement of expenses incurred related to our audit. Also includes professional services normally provided in connection with statutory and regulatory filings or engagements.
2.	Includes fees for services that generally only the independent registered public accounting firm can be reasonably expected to provide, including consents, and review of registration statements filed with the SEC.

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AUDIT COMMITTEE REPORT

The following report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its general oversight of the Company’s financial reporting process. The Audit Committee conducted its oversight activities for the Company in accordance with the duties and responsibilities outlined in the Audit Committee charter. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisers as the Audit Committee deems necessary to carry out its duties and to receive appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

The Company’s management is responsible for the preparation, consistency, integrity and fair presentation of the financial statements, accounting and financial reporting principles, systems of internal control and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company’s independent registered public accounting firm for fiscal year ending December 31, 2024, Haskell & White, is responsible for performing an independent audit of the Company’s financial statements.

The Audit Committee hereby reports as follows:

1.	The Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2024 with management.

2.	The Audit Committee has discussed with Haskell & White, the Company’s independent auditors for the year ended December 31, 2024, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

3.	The Audit Committee has received the written disclosures and the letter from Haskell & White required by applicable requirements of the PCAOB regarding Haskell & White’s communications with the Audit Committee concerning independence, and has discussed with Haskell & White its independence.

4.	Based upon the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Scott D. Wollney, Chairman

Rita Hayes

Robert J, Roschman

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INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Below is biographical information for our executive officers. The age and business experience of each executive officer is reported as of the Record Date.

D. Kyle Cerminara, age 47, was appointed Chief Executive Officer on February 29, 2024. For additional information on Mr. Cerminara’s background and experience, see Proposal 1.

Mark D. Roberson, age 59, was appointed Chief Financial Officer on February 29, 2024. Mr. Roberson served as the Chief Executive Officer of FGH from April 2020 until the closing of the merger with the Company, and served as Executive Vice President, Chief Financial Officer and Treasurer of FGH from November 2018 to April 2020. Mr. Roberson brings an extensive background in executive leadership, operations, corporate finance, SEC reporting, treasury, and mergers and acquisitions. Mr. Roberson has also served as Chief Executive Officer of Strong Global Entertainment, Inc. (“SGE”) (formerly NYSE American: SGE), a majority-owned subsidiary of the Company, since November 2021. He previously served as Chief Operations Officer of Chanticleer Holdings, Inc., a Nasdaq-listed restaurant operating company, from May 2015 to November 2018, and as Chief Executive Officer of PokerTek, Inc., a then-Nasdaq-listed gaming technology company, from February 2010 to October 2014 (having served as Acting Chief Executive Officer from May 2009 until February 2010). He also served as Chief Financial Officer and Treasurer of PokerTek, Inc. from October 2007 until October 2014. Mr. Roberson previously held positions of increasing responsibility at Curtiss-Wright, Inc., a NYSE-listed aerospace and defense contractor, Krispy Kreme Doughnut Corporation, a then-NYSE-listed fast-casual restaurant franchisor and operator, and LifeStyle Furnishings International, a $2 billion private equity backed furniture manufacturer. Mr. Roberson is a Certified Public Accountant who started his career with Ernst & Young and PricewaterhouseCoopers. He earned an MBA from Wake Forest University, a B.S. in Accounting from UNC-Greensboro and a B.S. in Economics from Southern Methodist University. He served on the Board of Directors of CynergisTek, Inc. (NYSE American: CTEK), a cybersecurity and information management consulting firm, from May 2016 to September 2022, where he chaired the Audit Committee.

Todd R. Major, age 52, has been our Chief Accounting Officer since September 2024. He previously served as the Chief Financial Officer, Secretary and Treasurer of SGE from November 2021 to September 2024. Mr. Major previously served as FGH’s Chief Financial Officer, Secretary and Treasurer from April 2020 to February 2024 and Senior Vice President, Finance from April 2019 to April 2020. He served as Senior Director, Financial and SEC Reporting of Bojangles, Inc., a then Nasdaq-listed restaurant operating company and franchisor, from March 2015 to April 2019, as Director, Financial Reporting of Premier, Inc. (Nasdaq: PINC), a healthcare performance improvement company, from September 2014 to February 2015, and as Senior Director, Financial Reporting of Horizon Lines, Inc., a then NYSE-traded transportation and logistics company from November 2006 to September 2014. From June 2003 to November 2006, Mr. Major previously held positions of increasing responsibility at Nabi Biopharmaceuticals, Inc., a then Nasdaq-listed biopharmaceutical company engaged in the development and commercialization of proprietary products. Mr. Major is a Certified Public Accountant and earned an MBA from Queens University of Charlotte and a B.A. in Accounting from Flagler College.

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COMPENSATION OF EXECUTIVE OFFICERS

Our named executive officers for the fiscal year ended December 31, 2024 include D. Kyle Cerminara, our Chief Executive Officer, Mark D. Roberson, our Chief Financial Officer, Todd R. Major, our Chief Accounting Officer, Larry G. Swets, Jr., our former President and Chief Executive Officer, and Hassan R. Baqar, our former Executive Vice President and Chief Financial Officer.

Effective February 29, 2024 in connection with the Company’s merger with FGH, the Board appointed D. Kyle Cerminara as Chief Executive Officer and Mark Roberson as Chief Financial Officer. Mr. Swets and Mr. Baqar resigned as President and Chief Executive Officer and Executive Vice President and Chief Financial Officer, respectively. Messrs. Swets and Baqar have remained with the combined company leading the merchant banking and SPAC businesses. Effective September 30, 2024, in connection with the merger of the Company and Strong Global Entertainment, Inc (“SGE”), its majority owned subsidiary, the Board appointed Todd Major as Chief Accounting Officer.

We do not grant equity awards in anticipation of the release of material nonpublic information and we do not time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation. In addition, we do not take material nonpublic information into account when determining the timing and terms of such awards.

With respect to executive compensation, the primary goal of the Compensation Committee is to retain and motivate highly skilled executives by aligning their pay with the Company’s performance and stockholder returns. Our compensation consists primarily of five components: (i) base salary, (ii) a discretionary cash bonus, (iii) equity-based incentive awards, (iv) retirement benefits in the form of Company paid matching and profit sharing contributions to the Company’s 401(k) retirement plan, and (v) premiums paid by the Company on the behalf of our employees for health, dental, life and other ancillary insurance coverage.

Summary Compensation Table

The following table summarizes the compensation for our named executive officers who served for the years shown.

Name and Principal Position	Year	Salary ($)	Bonus ($)(6)	Stock Awards ($)(6)	All Other Compensation ($)	Total ($)
D. Kyle Cerminara (1)	2024	-	-	458,500	175,000	633,500
Chief Executive Officer	2023	-	-	364,000	175,000	539,000

Mark D. Roberson (2)	2024	333,333	40,000	-	9,550	382,883
Chief Financial Officer

Todd R. Major (3)	2024	270,833	40,000	-	8,050	318,883
Chief Accounting Officer

Larry G. Swets, Jr. (4)	2024	550,000	-	-	43,015	593,015
Former President & Chief Executive Officer	2023	550,000	-	1,400,000	24,081	1,974,081

Hassan R Baqar (5)	2024	-	-	458,500	480,000	938,500
Former Executive Vice President and Chief Financial Officer	2023	-	-	364,000	480,000	844,000

(1)	Mr. Cerminara was appointed as the Company’s Chief Executive Officer on February 29, 2024. Mr. Cerminara does not receive employee compensation but instead continues to be compensated for his services as a director. All other compensation for 2024 and 2023 includes compensation earned under the Company’s director compensation program.

(2)	Mr. Roberson was appointed as the Company’s Chief Financial Officer on February 29, 2024, with an annual salary of $400,000. All other compensation for Mr. Roberson represents amounts paid by the Company for 401(k) matching contributions and other ancillary insurance benefits provided to Mr. Roberson.

(3)	Mr. Major was appointed as the Company’s Chief Accounting Officer on September 30, 2024, with an annual salary of $325,000. All other compensation for Mr. Major represents amounts paid by the Company for 401(k) matching contributions and other ancillary insurance benefits provided to Mr. Major.

(4)	Mr. Swets served as Chief Executive Officer until February 29, 2024 and currently serves as the head of the Company’s Merchant Banking business. All other compensation for Mr. Swets represents amounts paid by the Company for 401(k) matching contributions, ESPP matching contributions, and other ancillary insurance benefits provided to Mr. Swets.

(5)	Mr. Baqar has served as a consultant to the Company since February 2019, through Sequoia Financial LLC (“Sequoia”), an advisory firm for which Mr. Baqar is managing member. Effective August 11, 2021, the Company entered into the Second Amended and Restated Management Services Agreement (the “MSA”) between the Company and Sequoia. Mr. Baqar served as the Company’s Chief Financial Officer through February 29, 2024 and continues to be compensated for services provided to the Company’s merchant banking business. In consideration for the services, the Company has agreed to pay Sequoia $40,000 per month during the term of the MSA, which is included in the table as other compensation.

(6)	On January 3, 2024, the Company approved 14,000 restricted stock units to be granted to Messrs. Cerminara and Baqar, subject to vesting terms. On the date of the grant, the units had a fair market value of $458,500. Mr. Roberson was awarded a bonus upon the completion of the Company’s merger with SGE. Effective February 17, 2023, the Company approved 5,200 restricted stock units to be granted to each of Mr. Swets and Mr. Baqar, based upon 2022 performance, subject to vesting terms. On the date of the grant, the units had a fair market value of $364,000. Pursuant to the Swets Agreement (as defined below), on February 17, 2023 the Company granted 14,800 RSUs with a grant date fair value of $1,036,000.

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Executive Officer Appointments and Employment Agreements

Compensation Arrangements for Current Executive Officers

Effective February 29, 2024, in connection with the Company’s merger with FGH, the Board appointed D. Kyle Cerminara as Chief Executive Officer and Mark Roberson as Chief Financial Officer. Effective September 30, 2024, in connection with the merger of the Company and SGE, its majority owned subsidiary, the Board appointed Mr. Major as Chief Accounting Officer.

As of the date of this filing, Mr. Cerminara does not have an employment agreement with the Company and does not receive employee compensation. Mr. Cerminara continues to be compensated for his services as a director.

Mr. Roberson and Mr. Major have employment agreements with the Company as well as with SGE. Those agreements, which are summarized below, continue in effect as of the date of this filing.

Mr. Roberson and the Company entered into an employment agreement as of November 6, 2018, which provided for an annual base salary, subject to annual review and adjustment, and eligibility for performance-based compensation in the form of an annual bonus targeted at $150,000, subject to the achievement of performance metrics and other criteria as determined by the Compensation Committee, payable partly in cash and partly through equity awards as determined by the Compensation Committee. Mr. Roberson is also eligible to participate in the Company’s 401(k), medical, dental and vision plans and certain other benefits available generally to employees of the Company. The employment agreement also contained customary non-competition and non-solicitation covenants. Mr. Roberson and the Company entered into an amended and restated employment agreement on May 18, 2023, reducing his annual base salary to $125,000 (subject to increase from time to time as determined by the Board), and an annual bonus target of 60% of his base salary for a given year. The amended and restated employment agreement contains a perpetual confidentiality covenant, a one-year noncompete covenant, a one-year customer and employee non-solicitation covenant, and a company intellectual property assignment. If Mr. Roberson’s employment is terminated by the Company without Cause (as defined in the amended and restated employment agreement), Mr. Roberson will be entitled to severance equal to one year of his base salary payable over a period of twelve months following the termination date in accordance with the Company’s regular payroll practices and, if Mr. Roberson timely and properly elects continuation health coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), the Company will pay Mr. Roberson’s COBRA premiums for a period of twelve months following the termination date.

Mr. Major and the Company entered into an employment agreement as of March 20, 2019, which provided for an annual base salary, subject to annual review and adjustment, and eligibility for performance-based compensation in the form of an annual bonus targeted at 25% of base salary, subject to the achievement of performance metrics and other criteria as determined by the Compensation Committee, payable in a combination in cash and equity, as determined by the Compensation Committee. Mr. Major is also eligible to participate in the Company’s 401(k), medical, dental and vision plans and certain other benefits available generally to employees of the Company. The employment agreement also contained customary non-competition and non-solicitation covenants. Mr. Major and the Company entered into an amended and restated employment agreement on May 18, 2023, reducing his annual base salary to $100,000 (subject to increase from time to time as determined by the Board), and an annual bonus target of 25% of his base salary for a given year. The amended and restated employment agreement contains a perpetual confidentiality covenant, a one-year noncompete covenant, a one-year customer and employee non-solicitation covenant, and a company intellectual property assignment. If Mr. Major’s employment is terminated by the Company without Cause (as defined in the amended and restated employment agreement), Mr. Major will be entitled to severance equal to one year of his base salary payable over a period of twelve months following the termination date in accordance with the Company’s regular payroll practices and, if Mr. Major timely and properly elects continuation health coverage pursuant to COBRA, the Company will pay Mr. Major’s COBRA premiums for a period of twelve months following the termination date.

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SGE, which merged into the Company on September 30, 2024, had previously entered into employment and compensation arrangements with Messrs. Roberson and Major, effective as of May 18, 2023, the consummation of SGE’s initial public offering, that included base salaries and bonus arrangements. During the employment term, Messrs. Roberson and Major are also entitled to receive any other benefits which are provided to SGE’s other full-time employees in accordance with SGE’s policies and practices. The material provisions of these employment agreements are discussed below.

Mr. Roberson’s employment agreement with SGE provides for an annual base salary of $275,000, subject to annual review and adjustment, and he is eligible for performance-based compensation in the form of an annual bonus targeted at 75% of base salary, payable in a combination of cash and equity, as determined by SGE’s Compensation Committee. The bonus will be subject to the achievement of performance metrics and other criteria as determined by SGE’s Compensation Committee. Mr. Roberson is also eligible to participate in SGE’s 401(k), medical, dental and vision plans and certain other benefits available generally to employees of SGE. The employment agreement also contains customary non-competition and non-solicitation covenants. In the event Mr. Roberson is terminated without cause (as defined in Mr. Roberson’s employment agreement), and provided he enters into a general release in favor of the Company and related parties, he will be entitled to severance equal to one year of his base salary and twelve (12) months of COBRA premiums.

Mr. Major’s employment agreement with SGE provides for an annual base salary of $225,000, subject to annual review and adjustment, and he is eligible for performance-based compensation in the form of an annual bonus targeted at 50% of base salary, payable in a combination in cash and equity, as determined by SGE’s Chief Executive Officer and its Compensation Committee. The bonus will be subject to the achievement of performance metrics and other criteria as determined by SGE’s Chief Executive Officer and its Compensation Committee. Mr. Major is also eligible to participate in SGE’s 401(k), medical, dental and vision plans and certain other benefits available generally to employees of SGE. The employment agreement also contains customary non-competition and non-solicitation covenants. In the event Mr. Major is terminated without cause (as defined in Mr. Major’s employment agreement), and provided he enters into a general release in favor of SGE and related parties, he will be entitled to severance equal to one year of his base salary and twelve (12) months of COBRA premiums.

Employment Agreements with Former Executive Officers

In connection with Mr. Swets’ appointment as CEO, the Company entered into an executive employment agreement with Mr. Swets, dated and effective as of November 10, 2020 (the “Swets Agreement”). The Swets Agreement has a three-year term and is subject to automatic three-year renewals, unless either party provides 60 days’ prior written notice of his or its intention, as applicable, not to renew such term. Under the Swets Agreement, Mr. Swets is entitled to an annual base salary of $550,000 until such time as the Board determines future compensation based on Swets’ performance or other merit-based criteria.

Mr. Baqar had served as a consultant to the Company since February 2019 through Sequoia, an advisory firm for which Mr. Baqar is managing member, at a rate of $10,833 per month. Effective August 6, 2021, Mr. Baqar was appointed our Chief Financial Officer pursuant to the MSA agreement. In consideration for these services, the Company has agreed to pay Sequoia $40,000 per month during the term of the MSA. The initial term of the MSA is twelve months unless terminated earlier as described below. Unless either party to the MSA provides the other with ninety days written notice, the MSA will renew for a subsequent twelve-month period. If the MSA is terminated by Mr. Baqar for “Good Reason,” payment for the remainder of the full term will be provided in lump sum to Mr. Baqar at the time of termination. The Company may terminate the MSA for “Cause,” at any time upon fifteen days’ prior written notice. Upon termination by the Company for Cause, payment will stop immediately upon the effective date of termination. If the Agreement is terminated by either party without Cause or Good Reason prior to the end of the term, payment for the remainder of the term will be provided to Mr. Baqar subject to a maximum of three months.

In addition, the Company shall pay all of Mr. Baqar’s reasonable expenses associated with the performance of the duties as Chief Financial Officer.

The MSA contains a customary confidentiality provision and a six-month post-termination of the MSA restriction against both soliciting employees and independent contractors of the Company and inducing them to terminate their relationship with the Company.

Effective February 29, 2024, Messrs. Swets and Baqar resigned from their respective positions and remain with the Company leading the merchant banking and SPAC businesses.

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Cash Bonuses

On July 12, 2024, the compensation committee of the SGE board of directors approved a cash bonus in the amount of $40,000 to each of Messrs. Roberson and Major for extra time and effort given by him in connection with the successful completion of the merger of the Company and SGE.

On February 17, 2023, the Compensation Committee approved cash bonuses in the amount of $20,000 to both Mr. Swets and Mr. Baqar, based upon performance in 2022. The cash bonuses were paid on March 30, 2023.

Share Bonuses

Effective January 3, 2024, the Company approved a grant of 14,000 RSUs to each of Messrs. Cerminara and Baqar, based upon 2023 performance, subject to vesting terms. On the date of the grants, the units had a fair market value of $458,500.

Effective February 17, 2023, the Company approved 5,200 RSUs to be granted to Mr. Swets and 5,200 RSUs to be granted to Mr. Baqar, based upon 2022 performance, subject to vesting terms. On the date of the grants, the units had a fair market value of $364,000.

Retirement Benefits

The Company sponsors a defined contribution 401(k) plan (the “FGH Plan”) for all eligible employees. Pursuant to the provisions of the FGH Plan, employees may defer up to 100% of their compensation. The Company will match 50% of the amount deferred up to 6% of their compensation.

The Company matches the contributions of each of its employees to the Company’s 401(k) Plan. Matching contributions equal 100% of the first 3% of pay and 50% of the next 2% of pay to the extent such contributions are not in excess of the Internal Revenue Code limits on contributions to Section 401(k) plans. Under the 401(k) Plan, the Company may make additional matching contributions or other profit-sharing contributions at its discretion. There were no discretionary contributions in 2023 or 2024.

On March 24, 2023, the Board approved an employee share purchase plan (“ESPP Plan”) whereby qualifying employees can choose each year to have up to 5% of their annual base earnings withheld to purchase the Company’s common shares in the open market. The Company matches 100% of the employee’s contribution amount after twelve months of employment.

2021 Equity Incentive Plan

On December 15, 2021, our stockholders approved the 2021 Equity Incentive Plan, as amended (the “2021 Plan”), which replaced the 2018 Equity Incentive Plan (the “2018 Plan”). No new awards will be granted under the 2018 Plan.

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Equity Compensation Plan Information

The following table sets forth, as of December 31, 2024, the number of shares of common stock underlying awards outstanding under the 2021 Plan, the 2018 Plan, and the Company’s Amended and Restated 2014 Equity Incentive Plan (“2014 Plan”), as well as the number of shares remaining available for issuance under the 2021 Plan. No more awards may be made under the 2018 Plan or the 2014 Plan.

.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(2)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	58,121	$-	104,168
Equity compensation plans not approved by security holders	-	-	-
Total	58,121	$-	104,168

1.	Includes 210 common shares to be issued upon vesting of restricted stock units and 5,200 common shares to be issued upon vesting of stock options issued under our 2018 Plan; and includes approximately 52,411 gross common shares (pretax) to be issued upon vesting of restricted stock units issued under our 2021 Plan.

2.	Represents shares available for future issuance under the 2021 Plan as of December 31, 2024.

Outstanding Equity Awards at 2024 Fiscal Year-End

The following table shows the number of outstanding equity awards that are held by our named executive officers as of December 31, 2024.

	Option awards
Name	Number of shares of common stock underlying unexercised options (#) exercisable		Number of shares of common stock underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option Expiration Date
D. Kyle Cerminara	2,000		-		$117.50	01/26/2028
	1,200		-		$72.25	06/06/2029
Mark D. Roberson	1,600		-		$56.25	12/04/2028
	1,200		-		$72.25	06/06/2029
	640		160		$40.00	10/09/2030
Todd R. Major	320		80		$40.00	10/09/2030
Larry G. Swets, Jr.	5,200	(1)	-		$84.50	01/11/2031
Hassan R Baqar	-		-	-	-	-

(1)	The option vests with respect to 20% of the total number of shares covered thereby on each of the first five anniversaries of the grant date, which was January 12, 2021, if Mr. Swets remains in the Company’s continuous service through each applicable vesting date, and the Company’s book value per share has increased by 15% from the previous year.

On January 18, 2021, the Company entered into the “Letter Agreement with Mr. Swets,” pursuant to which the Company clarified its intention to grant an additional 14,800 stock options, restricted shares or restricted stock units pursuant to a future award subject to the approval of an amended and/or new equity plan, among other conditions.

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The following table shows the number of outstanding RSU awards that are held by our named executive officers as of December 31, 2024. The RSUs will be settled in shares of our common stock on a one-for-one basis as soon as practicable following the applicable vesting date.

	RSU awards
Name	Number of Shares or Units That Have Not Yet Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(*)
D. Kyle Cerminara	70	(1)	$1,526
	232	(2)	$5,058
	760	(3)	$16,568
	1,734	(4)	$37,801
	1,177	(5)	$25,659
	1,000	(6)	$21,800
Mark D. Roberson	2,134	(7)	$46,521
	1,200	(8)	$26,160
Todd R. Major	1,000	(7)	$21,800
	1,334	(8)	$29,081
Larry G. Swets, Jr.	1,734	(4)	$37,801
Hassan R. Baqar	1,734	(4)	$37,801

* Based on the closing stock price of the Company’s common stock of $21.80 on December 31, 2024, the last trading day of the 2024 fiscal year.

(1)	The RSUs were scheduled to vest on August 12, 2025, but were accelerated to vest on July 31, 2025.
(2)	The RSUs were scheduled to vest in equal annual installments on December 17, 2025 and December 17, 2026 but were accelerated to vest on July 31, 2025.
(3)	The RSUs were scheduled to vest in equal annual installments on August 19, 2025, August 19, 2026, and August 19, 2027 but were accelerated to vest on July 31, 2025.
(4)	The RSUs vested on February 17, 2025.
(5)	The RSUs were scheduled to vest in equal annual installments on November 13, 2025, November 13, 2026, November 13, 2027, and November 13, 2028 but were accelerated to vest on July 31, 2025.
(6)	The RSUs vested on May 21, 2025.
(7)	One half of the RSUs vested on April 3, 2025 and the remaining were scheduled to vest on April 3, 2026 but were accelerated to vest on July 31, 2025.
(8)	One half of the RSUs vested on May 18, 2025 and the remaining were scheduled to vest on May 18, 2026 but were accelerated to vest on July 31, 2025.

Potential Payments Upon Termination or Change in Control

Employment Agreements

The Employment Agreements with Mr. Roberson and Mr. Major provide for the following payments by the Company in connection with a termination of employment.

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If Mr. Roberson’s employment is terminated by the Company without Cause (as defined in the amended and restated employment agreement), Mr. Roberson will be entitled to severance equal to one year of his base salary payable over a period of twelve months following the termination date in accordance with the Company’s regular payroll practices and, if Mr. Roberson timely and properly elects continuation health coverage pursuant to COBRA, the Company will pay Mr. Roberson’s COBRA premiums for a period of twelve months following the termination date.

If Mr. Major’s employment is terminated by the Company without Cause (as defined in the amended and restated employment agreement), Mr. Major will be entitled to severance equal to one year of his base salary payable over a period of twelve months following the termination date in accordance with the Company’s regular payroll practices and, if Mr. Major timely and properly elects continuation health coverage pursuant to COBRA, the Company will pay Mr. Major’s COBRA premiums for a period of twelve months following the termination date.

The Employment Agreement between the Company and Mr. Swets provides for payments by the Company in connection with a termination of employment.

In the event Mr. Swets is terminated by the Company without cause, then the Company will pay Mr. Swets 24 months of base salary in effect at the time of the termination or the original base salary set forth in the Employment Agreement, whichever is greater, payable by the Company over a 24-month period in accordance with the Company’s normal payroll practices. If Mr. Swets is terminated for cause or voluntarily resigns, he will not be entitled to any severance under the Employment Agreement. For purposes of his employment agreements, “cause” will exist if Mr. Swets (i) acts dishonestly or engages in willful misconduct, (ii) breaches his fiduciary duties, (iii) intentionally fails to perform duties assigned to him, (iv) is convicted or enters a plea of guilty or nolo contendere with respect to any felony crime involving dishonesty or moral turpitude, and/or (v) breaches his obligations under the employment agreement. Furthermore, “cause” will exist under Mr. Swets’ employment agreement if he refuses to follow the written direction of the Board, unless such directions are, in the reasonable written opinion of legal counsel, illegal or in violation of applicable law.

Equity Incentive Plans

As of December 31, 2024, the Company had equity grants outstanding under each of its 2021, 2018 and 2014 Plans. Each of the plans contain certain provisions concerning the vesting and termination of equity awards granted under the plans upon a termination of employment or upon a change in control. The Company’s award agreements entered into under each plan also contain provisions concerning the vesting and termination of the RSUs granted thereunder.

2021 and 2018 Plans

The 2021 and 2018 Plan each generally provides for “double-trigger” vesting of equity awards in connection with a change in control of the Company, as described below.

To the extent that outstanding awards granted under either Plan are assumed in connection with a change in control, then, except as otherwise provided in the applicable award agreement or in another written agreement with the participant, all outstanding awards will continue to vest and become exercisable (as applicable) based on continued service during the remaining vesting period, with performance-based awards being converted to service-based awards at the “target” level. Vesting and exercisability (as applicable) of awards that are assumed in connection with a change in control generally would be accelerated in full on a “double-trigger” basis, if, within two years after the change in control, the participant’s employment is involuntarily terminated without “cause”, or by the participant for “good reason”. Any stock options or SARs that become vested on a “double-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

To the extent outstanding awards granted under either Plan are not assumed in connection with a change in control, then such awards generally would become vested in full on a “single-trigger” basis, effective immediately prior to the change in control, with performance-based awards becoming vested at the “target” level. Any stock options or SARs that become vested on a “single-trigger” basis generally would remain exercisable for the full duration of the term of the applicable award.

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The Compensation Committee has discretion to determine whether any outstanding awards granted under each Plan will be assumed by the resulting entity in connection with a change in control, and the Compensation Committee has the authority to make appropriate adjustments in connection with the assumption of any awards. The Compensation Committee also has the right to cancel any outstanding awards in connection with a change in control, in exchange for a payment in cash or other property (including shares of the resulting entity) in an amount equal to the excess of the fair market value of the shares subject to the award over any exercise price related to the award, including the right to cancel any “underwater” stock options and SARs without payment therefor.

For purposes of the Plans, a “change in control” generally includes (a) the acquisition of 50% or more of the Company’s common stock; (b) a reorganization, merger, consolidation or similar transaction, or a sale of substantially all of the Company’s assets; or (c) the complete liquidation or dissolution of the Company.

Whether a participant’s employment has been terminated for “cause” will be determined by the Company. Unless otherwise provided in the applicable award agreement or in another written agreement with the participant, “cause”, as a reason for termination of a participant’s employment generally includes (a) an intentional act of fraud, embezzlement, theft or any other illegal or unethical act in connection with the performance of the participant’s duties to the Company or a subsidiary that the Company determines, acting in good faith, has materially injured or is highly likely to materially injure the Company, or any other terminable offense under the Company’s policies and practices; (b) intentional damage to the Company’s (or a subsidiary’s) assets; (c) conviction of (or plea of nolo contendere to) any felony or other crime involving moral turpitude; (d) improper, willful and material disclosure or use of the Company’s (or a subsidiary’s) confidential information or other willful material breach of the participant’s duty of loyalty to the Company or a subsidiary; (e) a willful, material violation of the Company’s policies and procedures as set out in its employee handbook or a material violation of the Company’s code of conduct that the Company determines, acting in good faith, has materially injured or is highly likely to materially injure the Company, monetarily or otherwise; or (f) the participant’s willful failure or refusal to follow the lawful and good faith directions of the Company or a subsidiary.

For purposes of the Plans, unless otherwise provided in the applicable award agreement or in an another written agreement with the participant, “good reason” generally includes (a) the assignment to the participant of any duties that are materially inconsistent with the Participant’s duties or responsibilities as assigned by the Company or a subsidiary, or any other action by the Company or a subsidiary that results in a material diminution in of the participant’s duties or responsibilities, unless remedied by the Company promptly after receipt of notice from the participant; or (b) any material failure by the Company or a subsidiary to comply with its agreed obligations to the participant, other than an isolated, insubstantial and inadvertent failure which is remedied by the Company promptly after receipt of notice from the Participant.

The award agreements entered into under the 2021 Plan and 2018 Plan also contain provisions concerning the vesting and termination of the awards subject to the agreements. Under the 2018 Plan, except as described above with respect to a change in control, un-exercisable stock options, unless otherwise provided in the applicable award agreement, are generally forfeited automatically upon termination of employment prior to a vesting date, unless (i) the Compensation Committee, in its discretion, provides for the full or partial acceleration of vesting and exercisability of the option in connection with the termination, or (ii) the termination is due to the grantee’s death or disability, in which case the unvested options will automatically become vested and exercisable upon termination. The stock options that are exercisable at the time of termination of employment expire (a) twelve months after the termination of employment by reason of death or disability or (b) three months after the termination of employment for other reasons. Upon the termination of a grantee’s employment for cause (as defined under the 2018 Plan), all of the grantee’s vested and unvested options automatically terminate. Under each Plan, with respect to unvested restricted shares and RSUs, unless otherwise provided in the applicable award agreement, unvested restricted shares and restricted share units that have not yet vested are generally forfeited automatically in the event of the termination of the grantee’s employment for any reason prior to a vesting date, unless (i) the Compensation Committee, in its sole discretion, provides for the full or partial acceleration of vesting of the restricted shares or restricted share units, as applicable, in connection with the termination, or (ii) the termination is due to the grantee’s death or disability, in which case the unvested restricted shares or restricted share units, as applicable, will automatically become vested in full.

The Compensation Committee has discretion to determine the form, amount and timing of each award granted under the 2021 Plan and all other terms and conditions of the award, including, without limitation, the form of the agreement evidencing the award. As such, future awards granted under the 2021 Plan may be subject to additional terms providing for accelerated vesting, pay outs or termination of the award upon a termination of employment or a change in control of the Company.

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Pay Versus Performance

The following pay versus performance disclosure is required by rules adopted by the SEC in 2022. The disclosure required for smaller reporting companies, like the Company, consists of a Pay Versus Performance table and reconciliation of the information reported in the table. The SEC believes this disclosure will help stockholders better evaluate the link between executive pay and performance, both for the Company on a stand-alone basis and as compared to other publicly traded companies.

The pay versus performance table is highly regulated and requires pay disclosure that is significantly different than what we have customarily provided in the Summary Compensation Table and the other executive compensation tables in prior years. The table currently provides SEC mandated compensation data for fiscal years 2022, 2023 and 2024 for our Named Executive Officers (“NEOs”), along with certain financial performance measures. In reviewing the table, our stockholders should note the following:

The amounts in columns (b) and (d) of the table are taken from or derived directly from the total compensation paid to the relevant NEOs as reported in this year’s or prior years’ Summary Compensation Tables;

The “compensation actually paid” in columns (c) and (e) represents a new type of compensation disclosure mandated by the SEC, the intent of which is to try and isolate the amount of compensation earned by the relevant NEO(s) in each year. To calculate “compensation actually paid,” we are required to start with the totals for that year as reported in the Summary Compensation Table, deduct the Summary Compensation Table values for stock and option awards, and then add back amounts for new and previously outstanding stock and option awards in a manner mandated by the SEC. The disclosure and calculations are complex and can be confusing, and the amounts determined in accordance with the rules often bear no relation to the money or the economic value received or monetized by a particular NEO in the given year. We therefore caution that the term “compensation actually paid” should not be read literally and does not actually reflect the “take home” amounts received by our NEOs in a given year;

The SEC rules require that we include in the Pay Versus Performance table information regarding our U.S. GAAP net income results. U.S. GAAP net income was not a performance metric in any of our compensation programs and did not affect the compensation awarded to our NEOs for the years covered by the Pay Versus Performance Table. We are nonetheless required to include such information in the table and we urge our investors to keep in mind that U.S. GAAP net income did not drive the amount of pay awarded to or realized by our NEOs.

Pay Versus Performance Table

(a) Year	(b) Summary Compensation Table Total for PEO (1)	(c) Compensation Actually Paid to PEO (2)	(d) Average Summary Compensation Table Total for Non-PEO NEOs (1)	(e) Average Compensation Actually paid to Non-PEO NEOs (2)	(f) Value of Initial Fixed $100 Investment Based on Total Shareholder Return (3)	(g) Net Income (Loss)

2024 Current PEO	527,917	439,608	533,611	424,683	$24	(1,315,000)
2024 Former PEO	98,836	43,240
2023	1,974,081	851,889	844,000	631,667	$44	3,845,000
2022	668,293	619,681	323,402	323,402	$78	1,088,000

1.	Mr. Cerminara has served as the Company’s Chief Executive Officer since February 29, 2024 and Mr. Swets served as the Company’s Chief Executive Officer for the entirety of 2022 and 2023 and until February 28, 2024. Mr. Roberson has served as the Company’s Chief Financial Officer since February 29, 2024 and Mr. Baqar served as the Company’s Chief Financial Officer for the entirety of 2022 and 2023 and until February 28, 2024. Mr. Major has served as the Company’s Chief Accounting Officer since September 30, 2024 and Mr. Bottjer served as the Company’s Chief Accounting Officer during 2022 until May 26, 2022. The Principal Executive Officer (“PEO”) information reflected in columns (b) and (c) relates to Mr. Cerminara and Mr. Swets who served as PEO during 2024 and solely to Mr. Swets who served as PEO during 2022 and 2023. The non-PEO NEOs information reflected in columns (d) and (e) above relates to Mr. Roberson, Mr. Major Mr. Baqar and Mr. Swets for a portion of 2024 serving as non-PEO NEOs during 2024, to Mr. Baqar who served as non-PEO NEO during 2023 and to Messrs. Baqar and Bottjer who served as non-PEO NEOs during 2022.

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2.	To calculate compensation actually paid, adjustments were made to the amounts reported in the Summary Compensation Table for the applicable year. A reconciliation of adjustments for Messrs. Cerminara, Swets, Roberson, Baqar, Major and Bottjer is set forth in the table immediately following the footnotes.

3.	Pursuant to rules of the SEC, the illustration assumes $100 was invested on December 31, 2021 in our common stock. For each covered fiscal year, represents the cumulative total stockholder return on an initial fixed $100 investment in our common stock from December 31, 2021 through December 31 of each covered fiscal year. Historic common stock price performance is not necessarily indicative of future common stock price performance.

	Fiscal Year		SCT Total (a)	SCT Share Awards (b)	Fair Value of Restricted Shares Units (“RSU”) Granted in the Covered Year(c)	Change in Fair Value of Unvested RSUs from Covered Years (d)	Fair Value of RSU Granted and Vested in the Covered Year (e)	Change in Fair Value of RSUs from Prior Years that Vested in the Covered Year (f)	Change in Fair Value of Unvested RSUs from the Prior Years (g)	Compensation Actually Paid

	2024	Current PEO	527,917	(382,083)	-	-	382,083	(42,087)	(46,221)	439,608
PEO	2024	Former PEO	98,836	-	-	-		(50,338)	(5,258)	43,240
	2023		1,974,081	(1,400,000)	730,667	(570,833)	121,333	(3,359)	-	851,889
	2022		668,293	(43,525)	-	-	-	(3,659)	(1,429)	619,681

Average Non-	2024		533,611	(114,625)	-	-	114,625	(78,696)	(30,232)	424,683
PEO NEO’s	2023		844,000	(364,000)	138,667	138,667	(108,333)		-	631,667
	2022		323,402	-	-	-	-	-	-	323,402

To calculate the amounts reported in the “Compensation Actually Paid” columns in the table above, the following amounts were deducted from and added to (as applicable) our NEOs total compensation as reported in the Summary Compensation Table (“SCT”):

a.	Represents Total Compensation as reported in the Summary Compensation Table for the indicated fiscal year.

b.	Represents the grant date fair value of option and RSU awards granted during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

c.	Represents the fair value as of the indicated fiscal year-end of the outstanding and unvested RSU granted during such fiscal year, computed in accordance with the methodology used for financial reporting purposes.

d.	Represents the change in fair value during the indicated fiscal year of each RSU that was granted in a prior fiscal year and that remained outstanding and unvested as of the last day of the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

e.	Represents the fair value at vesting of the RSUs that were granted and vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

f.	Represents the change in fair value, measured from the prior fiscal year-end to the vesting date, of each RSU that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

g.	Represents the fair value as of the last day of the prior fiscal year of the share awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

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PROPOSAL 3 — To consider and act upon a non-binding advisory resolution to approve the compensation of our Named Executive Officers

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, we are asking our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules promulgated by the SEC. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we are asking our stockholders to vote “FOR” the following resolution at our Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement pursuant to Item 402 of Regulation S-K, including the compensation tables and accompanying narrative disclosures.”

This advisory say-on-pay vote on executive compensation is not binding on the Board or the Compensation Committee. However, the Board values the opinion of our stockholders and will consider the result of the vote when making future decisions regarding executive compensation. We design our executive compensation programs to implement our core objectives of attracting key leaders, motivating our executives to remain with the Company for long and productive careers, rewarding sustained financial and operating performance and leadership excellence and aligning the long-term interests of our executives with those of our stockholders. The Board believes that the policies and practices described in “Compensation of Executive Officers” are effective in achieving the Company’s goals.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

Required Vote

Approval requires an affirmative vote of the majority of the votes properly cast at the Annual Meeting. Proxies marked “ABSTAIN” and broker non-votes will not be considered as votes cast for or against Proposal 3 and will have no effect on the outcome of the proposal.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of shares of our common stock as of the Record Date, by:

●	Each person (or group of affiliated persons) known by us to beneficially own more than 5% of our common stock;
●	Each of our directors and named executive officers; and
●	All of our current directors and executive officers as a group.

The number and percentages of shares beneficially owned are based on 42,215,225 common shares outstanding as of the Record Date. Information with respect to beneficial ownership has been furnished by each director, executive officer and beneficial owner of more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and requires that such persons have voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person listed below and the percentage ownership of such person, shares of common stock underlying warrants, options and RSUs held by each such person that are exercisable or vest within 60 days of the Record Date are deemed outstanding, but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise noted below, and subject to applicable community property laws, the persons named have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Except as otherwise indicated below, the address for each beneficial owner is c/o FG Nexus Inc. 6408 Bannington Road, Charlotte, NC 28226.

	Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares	Percentage of Shares
5% Beneficial Owners
Syncracy Operational Management LLC (1)	3,475,810	8.2%
99 Hudson Street
New York, NY, 10013
Point72 Asset Management, L.P. (2)	3,475,000	8.2%
72 Cummings Point Road
Stamford, CT 06902
Citadel Advisors LLC (3)	2,499,660	5.9%
830 Brickell Plaza
Miami, FL 33131

Named Executive Officers and Directors
D. Kyle Cerminara, Chief Executive Officer, Chairman of the Board (4)	905,610	2.1%
Larry G. Swets, Jr., Head of Merchant Banking and former Chief Executive Officer (5)	165,530	*
Mark D. Roberson, Chief Financial Officer (6)	45,683	*
Todd R. Major, Chief Accounting Officer (7)	6,766	*
Michael C. Mitchell, Director (8)	19,218	*
Ndamukong Suh, Director (9)	10,573	*
Robert J. Roschman, Director (10)	13,981	*
Rita Hayes, Director (11)	9,694	*
Scott D. Wollney, Director (12)	8,575	*
Richard E. Govignon, Jr., Director (13)	10,167	*
Jose Vargas, Director (14)	250,000	*
Maja Vujinovic, Director (15)	170,000	*
Hassan R. Baqar (16)	128,842	*
Current Executive Officers and Directors as a Group (13 individuals) (17)	1,744,639	4.1%

(1) This information is based on a Schedule 13G filing made with the SEC by Syncracy Operational Management LLC on October 23, 2025. Each of Syncracy Operational Management LLC, Syncracy Fund Management LLC, Daniel Cheung, and Ryan Watkins may be deemed to have shared voting and shared dispositive power over 3,475,810 shares. Syncracy Fund Management LLC, a Delaware limited liability company, serves as the General Partner of Syncracy Master Fund I, Ltd. a Cayman Islands exempted company (the “Fund”). Syncracy Operational Management LLC, a Delaware limited liability company, serves as the investment manager to the Fund pursuant to an investment management agreement with Syncracy Fund Management LLC. Ryan Watkins and Daniel Cheung are each a Managing Member of Syncracy Fund Management LLC. Each of the foregoing is referred to as a reporting person, and collectively as the reporting persons. Each of them may be deemed to share beneficial ownership of the securities reported herein, but disclaims beneficial ownership of any such securities except to the extent of its or his pecuniary interest therein.

(2) This information is based on a Schedule 13G filing made with the SEC by Point72 Asset Management, L.P. on September 11, 2025. Each of Point72 Asset Management, L.P., Point72 Capital Advisors, Inc. and Steven A. Cohen may be deemed to have shared voting and shared dispositive power over 3,475,000 shares. Point72 Asset Management, Point72 Capital Advisors Inc., and Mr. Cohen own directly no shares. Pursuant to an investment management agreement, Point72 Asset Management maintains investment and voting power with respect to the securities held by Point72 Associates. Point72 Capital Advisors Inc. is the general partner of Point72 Asset Management. Mr. Cohen controls each of Point72 Asset Management and Point72 Capital Advisors Inc. This disclosure should not be construed as an admission that any of the foregoing persons is, for the purposes of Section 13 of the Act, the beneficial owner of the shares reported in the Schedule 13G.

(3) This information is based on a Schedule 13G filing made with the SEC by Citadel Advisors LLC on September 12, 2025. Citadel Advisors LLC, Citadel Advisors Holdings LP and Citadel GP LLC may be deemed to have shared voting and shared dispositive power over 2,499,660 shares. Citadel Securities LLC, Citadel Securities Group LP and Citadel Securities GP LLC may be deemed to have shared voting and shared dispositive power over 1,784 shares. Kenneth Griffin may be deemed to have shared voting and shared dispositive power over 2,501,444 shares.

The Schedule 13G was jointly filed by Citadel Advisors LLC (“Citadel Advisors”), Citadel Advisors Holdings LP (“CAH”), Citadel GP LLC (“CGP”), Citadel Securities LLC (“Citadel Securities”), Citadel Securities Group LP (“CALC4”), Citadel Securities GP LLC (“CSGP”) and Mr. Kenneth Griffin (collectively with Citadel Advisors, CAH, CGP, Citadel Securities, CALC4 and CSGP, the “Citadel Reporting Persons”) with respect to the shares owned by Citadel CEMF Investments Ltd., a Cayman Islands limited company (“CCIL”), Citadel Quantitative Strategies Master Fund Ltd., a Cayman Islands limited company (“CQ”), and Citadel Securities. Such owned shares may include other instruments exercisable for or convertible into shares. Citadel Advisors is the portfolio manager for CCIL and CQ. CAH is the sole member of Citadel Advisors. CGP is the general partner of CAH. CALC4 is the non-member manager of Citadel Securities. CSGP is the general partner of CALC4. Mr. Griffin is the President and Chief Executive Officer of CGP, and owns a controlling interest in CGP and CSGP. This disclosure shall not be construed as an admission that any of the Citadel Reporting Persons is the beneficial owner of any securities covered by the Schedule 13G other than the securities actually owned by such person (if any).

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(4) Includes 346,527 shares of common stock directly owned by Mr. Cerminara, 301 shares held in Mr. Cerminara’s 401(k) plan, 617 shares held by Mr. Cerminara’s wife and children, 3,200 shares purchasable pursuant to stock options exercisable within 60 days of the Record Date, and 225,000 shares purchasable pursuant to warrants exercisable within 60 days of the Record Date. Also includes 329,965 shares of common stock beneficially owned by FGG, which, with its affiliates, is the largest stockholder of the Company. Mr. Cerminara, as Chief Executive Officer, Co-Founder and Partner of Fundamental Global GP, LLC (referred to herein as “FGG”), is deemed to have shared voting and dispositive power over the shares beneficially owned by FGG. Mr. Cerminara disclaims beneficial ownership of the shares beneficially owned by FGG.

(5) Includes 35,530 shares of common stock directly owned by Mr. Swets and 130,000 shares of common stock potentially issuable upon the exercise of warrants within 60 days of the Record Date owned by Itasca Financial.

(6) Includes 42,083 shares of common stock directly owned by Mr. Roberson and 3,600 shares purchasable pursuant to stock options exercisable within 60 days of the Record Date.

(7) Includes 6,366 shares of common stock directly owned by Mr. Major and 400 shares purchasable pursuant to stock options exercisable within 60 days of the Record Date.

(8) Includes shares of common stock directly owned by Mr. Mitchell.

(9) Includes shares of common stock directly owned by Mr. Suh.

(10) Includes shares of common stock directly owned by Mr. Roschman.

(11) Includes shares of common stock directly owned by Ms. Hayes.

(12) Includes shares of common stock directly owned by Mr. Wollney.

(13) Includes shares of common stock directly owned by Mr. Govignon.

(14) Includes 80,000 shares of common stock and 170,000 shares of common stock potentially issuable upon the exercise of warrants within 60 days of the Record Date owned by Galeb3 Inc., which is controlled by Mr. Vargas.

(15) Includes 170,000 shares of common stock potentially issuable upon the exercise of warrants within 60 days of the Record Date.

(16) Includes 28,842 shares of common stock directly owned by Mr. Baqar and 100,000 shares of common stock potentially issuable upon the exercise of warrants within 60 days of the Record Date.

(17) Includes 611,556 shares directly owned by all directors and executive officers as a group, 301 shares held in Mr. Cerminara’s 401(k) plan, 617 shares held by Mr. Cerminara’s wife and children, 7,200 shares purchasable pursuant to stock options exercisable within 60 days of the Record Date, 795,000 shares potentially issuable upon the exercise of warrants within 60 days of the Record Date, and 329,965 shares beneficially owned by FGG.

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TRANSACTIONS WITH RELATED PERSONS

It is the responsibility of the Audit Committee or, on a case-by-case basis, another Board committee constituted solely by independent directors, to review and oversee proposed transactions with “related persons” as defined in Item 404(a) of the SEC’s Regulation S-K. These include transactions and series of similar transactions to which we were a party or will be a party, in which:

●	the amounts involved exceeded or will exceed lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years; and

●	any of our directors, director nominees, executive officers or beneficial owners of more than 5% of any class of our voting stock, or any immediate family members thereof, had or will have a direct or indirect material interest.

Below is a summary of our related party transactions between January 1, 2023 and the Record Date.

FG Special Situations Fund

The Company participated as a limited partner in the Fund. The general partner of the Fund, and the investment advisor of the Fund, was ultimately controlled by Mr. Cerminara, the Chairman of the Company’s Board of Directors. Portions of the Company’s investment into the Fund were used to sponsor the launch of SPACs affiliated with certain of our officers and directors.

The Fund began the process of winding down in the first quarter of 2023 and completed the process in the second quarter of 2023. As a result of the winddown, the Company now holds direct limited partner interests in FGAC Investors LLC, FG Merger Investors LLC, and Greenfirst Forest Products Holdings, LLC. Mr. Cerminara, Mr. Swets, our former President and Chief Executive Officer, and Mr. Baqar, our former Executive Vice President and Chief Financial Officer, serve as managers of FGAC Investors LLC and FG Merger Investors LLC, while Mr. Cerminara ultimately controls Greenfirst Forest Products Holdings, LLC.

FG Merchant Partners

FGMP was formed to co-sponsor newly formed SPACs with their founders or partners. Certain of our directors and officers also hold limited partner interests in FGMP. Mr. Swets holds a limited partner interest through Itasca Financial LLC, an advisory and investment firm for which Mr. Swets is managing member. Mr. Baqar also holds a limited partner interest through Sequoia Financial LLC, an advisory firm for which Mr. Baqar is managing member. Mr. Cerminara also holds a limited partner interest through Fundamental Global, LLC, a holding company for which Mr. Cerminara is the manager and one of the members.

FGMP has investments in the founder shares and warrants of FG Acquisition Corp, FG Communities, Inc. (“FGC”) and Craveworthy. Certain of our directors and officers are affiliated with these entities.

FG Communities

In October 2022, the Company directly invested $2.0 million into FGC, which is included in other investments on the consolidated balance sheets. The Company also holds an interest through its ownership in FGMP. FGC is a self-managed real estate company focused on a growing portfolio of manufactured housing communities which are owned and operated by FGC. Mr. Cerminara is the President and a director of FGC.

There was an observable price change in FGC during the second quarter of 2023, resulting in a $0.3 million increase in the carrying value. This amount is included in net investment income on the Company’s consolidated statements of operations.

Craveworthy

On March 16, 2023, the Company invested $200,000 in a senior unsecured loan to Craveworthy. Mr. Swets has an indirect interest in Craveworthy, independent from the interests held by the Company through its ownership in FGMP.

Saltire

In the ordinary course of business, Strong Technical Services, Inc., a former wholly-owned subsidiary of the Company (“STS”) purchases certain of the products it sells to its customers from Strong/MDI, which is a wholly owned subsidiary of Saltire. The Company’s consolidated balance sheet as of June 30, 2025 included a $0.2 million payable to Strong/MDI, of which approximately $0.1 million was settled during July 2025 and the remainder was settled during the third quarter of 2025. Mr. Swets serves as the Executive Chair and is a member of the Board of Directors of Saltire. Mr. Cerminara and Richard Govignon, a member of the Company’s Board of Directors, serve as members of the Board of Directors of Saltire.

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Shared Services Agreement

On March 31, 2020, the Company entered into a Shared Services Agreement (the “Shared Services Agreement”) with Fundamental Global Management, LLC (“FGM”), an affiliate of FG, pursuant to which FGM provides the Company with certain services related to the day-to-day management of the Company, including assisting with regulatory compliance, evaluating the Company’s financial and operational performance, providing a management team to supplement the executive officers of the Company, and such other services consistent with those customarily performed by executive officers and employees of a public company. In exchange for these services, the Company pays FGM a fee of $456,250 per quarter (the “Shared Services Fee”), plus reimbursement of expenses incurred by FGM in connection with the performance of the Services, subject to certain limitations approved by the Company’s Board of Directors or Compensation Committee from time to time.

The Shared Services Agreement has an initial term of three years, and thereafter renews automatically for successive one-year terms unless terminated in accordance with its terms. The Shared Services Agreement may be terminated by FGM or by the Company, by a vote of the Company’s independent directors, at the end of the initial or automatic renewal term upon 120 days’ notice, subject to payment by the Company of certain costs incurred by FGM to wind down the provision of services and, in the case of a termination by the Company without cause, payment of a termination fee equal to the Shared Services Fee paid for the two quarters preceding termination. In the third quarter of 2022, the Shared Services Agreement was amended to eliminate termination fees and to increase the termination notice from 120 days to 365 days.

The Company paid $1,825,000 to FGM under the Shared Services Agreement for each of the years ended December 31, 2024 and 2023, respectively. This amount is included in General and administrative expenses on the consolidated statement of operations.

Other Transactions

We have entered into indemnification agreements with each of our directors and executive officers. These agreements provide that we will, among other things, indemnify and advance expenses to our directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred by any such person in any action or proceeding, including any action by us arising out of such person’s services as our director or executive officer, or any other company or enterprise to which the person provides services at our request. We believe that these agreements are necessary to attract and retain qualified persons as directors and executive officers.

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OTHER MATTERS

The Board of Directors does not currently know of any other matters to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is intended that the shares represented by proxies will be voted as recommended by the Board of Directors or, if no recommendation is given, in the discretion of the proxy holders using their best judgment.

HOUSEHOLDING

The SEC has adopted a rule concerning the delivery of annual reports and proxy statements. It permits the Company, with your permission, to send a single copy of this Proxy Statement and our 2024 Annual Report to any household at which two or more of the Company’s stockholders reside. This rule is called “householding,” and its purpose is to help reduce printing and mailing costs of proxy materials. We do not “household” proxy materials to stockholders of record. However, some banks, brokers and other nominees may be participating in the practice of “householding.”

We will promptly deliver, upon oral or written request, a separate copy of this Proxy Statement and our 2024 Annual Report to any stockholders residing at an address to which only one copy of this Proxy Statement and our 2024 Annual Report was mailed. Requests for additional copies should be directed in writing to a stockholder’s broker, bank or other nominee holding shares of our common stock for such stockholder or to the attention of our Corporate Secretary at (704) 994-8279 or in writing at 6408 Bannington Road, Charlotte, NC 28226.

In the future, stockholders wishing to receive separate copies of our proxy statements and annual reports in the future, and stockholders sharing an address that wish to receive a single copy of our proxy statement and annual report if they are receiving multiple copies of those documents, should contact their bank, broker, or other nominee record holder, or may contact our Corporate Secretary as described above.

STOCKHOLDER PROPOSALS FOR PRESENTATION

AT THE 2026 ANNUAL MEETING

Stockholder proposals intended to be considered for inclusion in next year’s proxy statement and form of proxy for presentation at the 2026 Annual Meeting of Stockholders must comply with Exchange Act Rule 14a-8. The deadline for submitting such proposals is July 10, 2026 unless the date of the 2026 Annual Meeting is more than 30 days before or after the one-year anniversary date of the Annual Meeting, in which case proposals must be submitted a reasonable time before we print our proxy materials for the 2026 Annual Meeting. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

Stockholders wishing to submit proposals for the 2026 Annual Meeting outside the process of Exchange Act Rule 14a-8 or to nominate individuals to our Board of Directors must comply with the advance notice and other provisions of Article I, Section 4 of our By-Laws. To be timely, notice of the proposal must be received by the Secretary of the Company between August 11, 2026 and September 10, 2026 provided, however, that in the event the date of the 2026 Annual Meeting is advanced by more than 30 days before or delayed by more than 60 days after the anniversary date of our Annual Meeting, to be timely, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to the 2026 Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to the 2026 Annual Meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made.

Stockholder proposals should be addressed to FG Nexus Inc., 6408 Bannington Road, Charlotte, NC 28226. The specific requirements for submitting stockholder proposals are set forth in Article I, Section 4 of our By-Laws.

By Order of the Board of Directors,

/s/ D. Kyle Cerminara
D. Kyle Cerminara
Chairman of the Board

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, is available without charge upon written request to: FG Nexus Inc., Corporate Secretary, 6408 Bannington Road, Charlotte, NC 28226. You may also access this Annual Report, along with all our filings made electronically with the SEC, including on Forms 10-Q and 8-K, on our website at https://fgnexus.io/.

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SCAN TO VIEW MATERIALS & VOTE

FG NEXUS INC.
6408 BANNINGTON ROAD
CHARLOTTE, NC 28226

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on December 16, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FGNX2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on December 16, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received by 11:59 p.m. Eastern Time on December 16, 2025 to be counted.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V81009-P39354 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FG NEXUS INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

01) D. Kyle Cerminara
02) Richard E. Govignon, Jr.
03) Rita Hayes
04) Michael C. Mitchell
05) Robert J. Roschman
06) Ndamukong Suh
07) Jose Vargas
08) Maja Vujinovic
09) Scott D. Wollney

The Board of Directors recommends you vote FOR proposals 2 and 3.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and the Annual Report are available at www.proxyvote.com.

V81010-P39354

FG NEXUS INC.
Annual Meeting of Stockholders
December 17, 2025 10:00 a.m. Eastern Time
This proxy is solicited by the Board of Directors

The stockholder(s), revoking all prior proxies, hereby appoint(s) Mark D. Roberson and Todd Major as proxies, each with the power to appoint his substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of FG NEXUS INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be conducted virtually at www.virtualshareholdermeeting.com/FGNX2025, on December 17, 2025 at 10:00 a.m., Eastern Time, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS PROXY IS EXECUTED AND NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO THE VOTE FOR OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Continued and to be signed on reverse side